UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:    811-07215

Dryden Total Return Bond Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code:    800-225-1852

Date of fiscal year end:    10/31/2009

Date of reporting period:    10/31/2009

Item 1 – Reports to Stockholders

OCTOBER 31, 2009	ANNUAL REPORT

Dryden Total Return Bond Fund, Inc.

FUND TYPE

Multi-sector bond

OBJECTIVE

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2009

Dear Shareholder:

On December 11, 2009, the Board of Directors approved the renaming of JennisonDryden, Prudential Financial’s mutual fund family, to Prudential Investments, effective on or about February 16, 2010. As a result of this change, each of our Funds will be renamed to feature “Prudential” as part of its new name. The name of your Fund will change from Dryden Total Return Bond Fund to Prudential Total Return Bond Fund.

While the name of your Fund will change, its investment objectives and portfolio management team will remain the same. No action is required on your part. If you participate in an automatic investment plan, your account will continue to be invested in the Fund under its new name.

Featuring the Prudential name in our Funds will create an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your Fund’s annual report, including an analysis of its performance over the fiscal year in addition to other data. If you have questions about this information or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.jennisondryden.com.

Sincerely,

Judy A. Rice, President

Dryden Total Return Bond Fund, Inc.

Dryden Total Return Bond Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Total Return Bond Fund, Inc. is to seek total return. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 4.50% and 4.25%, respectively. Gross operating expenses: Class A, 1.12%; Class B, 1.82%; Class C, 1.82%; Class L, 1.32%; Class M, 1.82%; Class R, 1.57%; Class X, 1.82%; Class Z, 0.82%. Net operating expenses apply to: Class A, 0.85%; Class B, 1.60%; Class C, 1.35%; Class L, 1.10%; Class M, 1.60%; Class R, 1.10%; Class X, 1.60%; Class Z, 0.60%, after contractual reduction. The contractual reduction is through 2/28/2011.

Cumulative Total Returns as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	23.09%	29.53%	78.84%	—
Class B	22.59	25.57	67.95	—
Class C	22.51	26.44	70.54	—
Class L	22.90	N/A	N/A	17.66% (3/5/07)
Class M	22.29	N/A	N/A	16.44 (3/5/07)
Class R	22.74	N/A	N/A	12.77 (1/14/08)
Class X	23.26	N/A	N/A	19.23 (3/5/07)
Class Z	23.35	31.03	83.21	—
Barclays Capital U.S. Aggregate Bond Index[2]	13.79	27.95	84.38	**
Lipper Average[3]	17.30	21.54	70.90	***

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Average Annual Total Returns[4] as of 9/30/09
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	9.33%	4.17%	5.32%	—
Class B	8.92	4.31	5.15	—
Class C	12.93	4.63	5.31	—
Class L	9.35	N/A	N/A	4.04% (3/5/07)
Class M	7.63	N/A	N/A	3.95 (3/5/07)
Class R	14.16	N/A	N/A	6.20 (1/14/08)
Class X	8.94	N/A	N/A	4.95 (3/5/07)
Class Z	14.79	5.39	6.07	—
Barclays Capital U.S. Aggregate Bond Index[2]	10.56	5.13	6.30	**
Lipper Average[3]	11.65	3.87	5.37	***

Distributions and Yields as of 10/31/09
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.58	4.06%
Class B	0.52	3.76
Class C	0.52	3.76
Class L	0.55	4.00
Class M	0.49	3.51
Class R	0.55	3.80
Class X	0.60	4.25
Class Z	0.61	4.51

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 4.50% and 4.25%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception returns are provided for any share class with less than 10 calendar years of returns.

2The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Dryden Total Return Bond Fund, Inc.	3

Your Fund’s Performance (continued)

3The Lipper Intermediate Investment-Grade Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Intermediate Investment-Grade Debt Funds category for the periods noted. Funds in the Lipper Average do not have any quality or maturity restrictions. They intend to keep the bulk of their assets in corporate and government debt issues.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, Class R and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns as of 10/31/09 are 17.83% for Class L, Class M, and Class X; and 11.80% for Class R. Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns as of 9/30/09 are 6.35% for Class L, Class M, and Class X; and 6.28% for Class R.

***Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/09 are 12.78% for Class L, Class M, and Class X; and 8.70% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/09 are 4.29% for Class L, Class M, and Class X; and 4.24% for Class R.

Investors cannot invest directly in an index. The returns for the Barclays Capital U.S. Aggregate Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/09
Federal National Mortgage Association, 5.500%, 3/1/16-10/1/35	5.1%
Federal National Mortgage Association, 6.000%, 5/1/16-6/1/38	2.4
Government National Mortgage Association, 6.500%, TBA 30 YR	1.1
Embarg Corp., Sr. Unsec’d Notes, 7.082%, 6/1/16	1.0
Federal National Mortgage Association, 5.000%, 9/1/17-5/1/38	1.0

Holdings reflect only long-term investments and are subject to change.

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Credit Quality* expressed as a percentage of net assets as of 10/31/09
U.S. Government & Agency	13.8%
Aaa	17.5
Aa	6.4
A	12.1
Baa	25.1
Ba	10.4
B	4.5
Caa	1.6
Less than Caa	0.2
Not Rated	15.5
Total Investments, Net of Securities Sold Short	107.1
Liabilities in excess of other assets	– 7.1
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit Quality is subject to change.

Dryden Total Return Bond Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Dryden Total Return Bond Fund’s Class A shares posted a 23.09% total return for the 12-month reporting period ended October 31, 2009, outperforming the 13.79% total return of the Barclays Capital U.S. Aggregate Bond Index (the Index) and the 17.30% total return of the Lipper Intermediate Investment-Grade Debt Funds Average.

How is the Fund managed?

Prudential Fixed Income Management runs the Fund, which seeks income and capital appreciation by investing in a diversified portfolio of U.S. government securities, investment-grade corporate bonds, mortgage-related securities, and other types of investment-grade bonds. The Fund can also invest in below investment-grade debt securities such as high yield corporate bonds (commonly called “junk” bonds), debt securities of issuers from foreign nations, and derivative securities.

Research plays a key role in the Fund’s investment process. Senior investment professionals develop a quarterly market outlook that provides an overall view on the economy, interest rates, risk levels in major bond markets, and the yield curve. The latter is a single-line graph that depicts the relationship between yields on bonds of the same quality from the shortest to the longest maturities. This outlook helps set broad investment strategies for the Fund. Portfolio managers also work closely with a team of 57 research analysts in selecting bonds to buy and sell.

Shortly after the reporting period ended, Michael J. Collins, who holds the Chartered Financial Analyst (CFA) designation, joined the Fund’s other co-portfolio managers, David Bessey, Robert Tipp, CFA, Steven A. Kellner, CFA, and Kay Willcox.

What were conditions like in the U.S. fixed income markets?

Conditions in the U.S. bond markets improved markedly over the course of the reporting period that began November 1, 2008. A flight-to-quality that favored high quality bonds such as U.S. Treasury securities began to fade early in the reporting period and was later replaced by investors’ preference for riskier bonds that provided more attractive yields. This shift occurred as the financial system in the United States began to recover from a crisis of historic proportions and the economy finally began to emerge from its worst recession since the 1930s.

The financial crisis had its roots in a bursting housing bubble in the United States that continued to push up foreclosures on residential mortgages. This put at risk financial institutions in the United States and abroad that held vast amounts of debt securities linked to the troubled home loans. Most notably, the bankruptcy of Lehman Brothers, a key U.S. investment bank that was heavily involved in the mortgage industry,

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caused a sharp escalation in the financial crisis several weeks before the reporting period began.

The Federal Reserve (the Fed) and the U.S. Department of the Treasury took unprecedented steps to shore up the nation’s financial infrastructure and stimulate economic growth. The Fed had repeatedly eased monetary policy earlier in 2008 to try to encourage business activity. It continued to cut its target for the overnight bank lending rate in December 2008, lowering it from 1.00% to a record low range of zero to 0.25% where it remained for the rest of the reporting period. To put further downward pressure on interest rates, the Fed began to purchase federal agency securities, mortgage-backed securities of federal agencies, and Treasury securities. It hoped this would support mortgage lending, the housing market, and private credit markets in general. (The $300 billion Treasury purchase program was completed in October 2009.)

Among other measures, the Fed and the Treasury Department launched the Term Asset-Backed Securities Loan Facility or TALF. This program provides loans on favorable terms to investors who purchase high-quality debt securities backed by credit card debt, auto loans, student loans, and certain other types of loans and leases. Sales of these asset-backed securities play an important role in keeping credit flowing to businesses and consumers. TALF was expanded later to include commercial mortgage-backed securities. The federal government implemented a “cash for clunkers” program that helped boost auto sales and a tax credit for first-time homebuyers that helped boost home sales. When the economy began to expand again during the third quarter of 2009, rising sales of houses and autos combined with government spending accounted for much of the growth.

How did the U.S. fixed income markets perform?

Policy decisions and favorable economic developments helped restore investors’ confidence in debt securities that carry greater credit risk than Treasury securities, which are backed by the full faith and credit of the federal government. Therefore, the other bond markets included in the Index provided total returns that exceeded the Treasury market’s single-digit gain for the reporting period. The investment-grade corporate bond market performed the best, with all three of its sectors (utility, industrial, and financial institutions) scoring large double-digit gains. Next in line were asset-backed securities and commercial mortgage-backed securities, both of which posted large double-digit total returns aided by TALF. The Fed’s purchase program provided a measure of support to mortgage-backed securities of federal agencies and federal agency securities, which ended the reporting period with a double-digit gain and a single-digit gain, respectively.

Dryden Total Return Bond Fund, Inc.	7

Strategy and Performance Overview (continued)

Debt securities markets not included in the Index also performed well as yield-hungry investors snapped up below investment-grade bonds. The high yield corporate bond market posted a large double-digit gain that outperformed other U.S. fixed income markets for the reporting period. The market for leveraged bank loans, which are made to companies that borrowed heavily to finance their operations, also scored a hefty double-digit gain. Leveraged bank loans are generally considered a more conservative type of investment than high yield bonds because, in most cases, a company in bankruptcy will pay off its leveraged loan before it will pay off its high yield bonds. Emerging market bonds were another big gainer for the reporting period, as developing nations, particularly in Asia, led the global economic recovery.

How did the Fund’s allocation to the bond markets affect its performance?

The Fund’s double-digit return and its strong performance relative to the Index were driven primarily by its allocation strategy. The Fund had a larger exposure than the Index to the markets for investment-grade corporate bonds, commercial mortgage-backed securities, and asset-backed securities, all of which handily outperformed the 13.79% total return of the Index. In contrast, the Fund had a smaller exposure than the Index to Treasury securities, federal agency securities, and mortgage-backed securities of federal agencies. This approach worked well because each of these markets underperformed the Index for the reporting period.

Another positive for the Fund was its exposure to bond markets not included in the Index. The Fund benefited from holding high yield corporate bonds, leveraged bank loans, and emerging market bonds as each of these markets substantially outperformed the Index for the reporting period. The Fund also held shares in another portfolio called the Dryden Core Investment Fund-Short Term Bond Series, which gained in value.

What effect did issue selection have on the Fund’s performance?

Issue selection across the U.S. fixed income markets largely had a positive impact. High yield bonds of Realogy Corp., a real estate brokerage firm based in New Jersey, and Tyson Foods Inc. were two of the largest contributors to the Fund’s return. Realogy bonds gained amid signs the nation’s residential real estate market may have bottomed during 2009. Bonds of Tyson Foods performed well as the major meat producer was able to refinance its short-term debt in 2009 on favorable terms and falling grain prices lowered its production costs.

The Fund also benefited from favorable issue selection among investment-grade corporate bonds where it emphasized debt securities in the Baa rating category, the lowest in that market under the rating methodology of Moody’s Investors Service. In

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keeping with the strong preference for riskier assets, investment-grade corporate bonds rated Baa easily outperformed more highly rated corporate bonds for the reporting period. Two of the Fund’s holdings that performed particularly well were bonds of Coventry Health Care Inc, a health insurer, and bonds of Embarg Corp. The latter benefited when Embarg merged with CenturyTel Inc. during the reporting period to form CenturyLink, a Louisiana-based provider of voice, broadband, and video services to consumers and businesses.

Prudent issuer selection in the U.S. Treasury market was another positive for the Fund, which favored “off-the-run” securities. In Wall Street jargon, this term refers to Treasury securities that were issued before the most recently issued Treasury securities, which are said to be “on-the-run.” The newer Treasury securities, the most frequently traded, performed better early in the reporting period as the raging financial crisis led investors to prize the most liquid securities. But 2009 saw conditions in the financial markets improve, which helped “off-the-run” Treasury securities outperform their newer counterparts for the reporting period.

Away from U.S. fixed income markets, the Fund benefited from favorable issue selection among emerging market bonds. For example, it held government bonds of Russia and debt securities of Russian oil company TNK-BP, both of which gained sharply in value. The Fund also owned debt securities of global ports operator DP World Ltd, which performed well during the reporting period. Yet, several weeks after the reporting period ended, a debt crisis erupted in the Persian Gulf emirate of Dubai. State-owned conglomerate Dubai World, the parent company of DP World, asked its creditors if it could delay making interest payments on some $60 billion in debts. However, Dubai World noted that DP World debt would not be included in any such arrangement.

Dryden Total Return Bond Fund, Inc.	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2009, at the beginning of the period, and held through the six-month period ended October 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs

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of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Total Return Bond Fund, Inc.		Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,144.80	0.85%	$4.60
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

Class B	Actual	$1,000.00	$1,141.90	1.35%	$7.29
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

Class C	Actual	$1,000.00	$1,141.10	1.35%	$7.29
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87

Class L	Actual	$1,000.00	$1,143.40	1.10%	$5.94
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

Class M	Actual	$1,000.00	$1,140.50	1.60%	$8.63
	Hypothetical	$1,000.00	$1,017.14	1.60%	$8.13

Class R	Actual	$1,000.00	$1,143.30	1.10%	$5.94
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

Class X	Actual	$1,000.00	$1,144.50	0.85%	$4.59
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

Class Z	Actual	$1,000.00	$1,145.60	0.60%	$3.24
	Hypothetical	$1,000.00	$1,022.18	0.60%	$3.06

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2009, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Dryden Total Return Bond Fund, Inc.	11

Portfolio of Investments

as of October 31, 2009

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

LONG-TERM INVESTMENTS 94.3%

ASSET BACKED SECURITIES 3.7%
Ba1	$291	Alfa Diversified Payment Rights Finance Co. SA (Luxembourg), Ser. 1A, Class A, 144A, 1.899%, 3/15/11(g)	$247,350
Aaa	1,000	Bank of America Credit Card Trust, Ser. 2007-A3, Class A3, 0.265%, 11/15/16(g)	955,055
Baa1	1,475	Ser. 2006-C5, Class C5, 0.645%, 1/15/16(g)	1,270,571
Aaa	62	Brazos Student Finance Corp., Ser. 1998-A, Class A2, 1.114%, 6/1/23(f)(g)	61,284
Aaa	1,000	Chase Issuance Trust, Ser. 2008-A13, Class A13, 1.799%, 9/15/15(g)	1,035,291
Baa2	1,630	Citibank Credit Card Issuance Trust, Ser. 2003-C4, Class C4, 5.000%, 6/10/15	1,594,523
Baa2	2,200	Ser. 2004-C2, Class C2, 0.714%, 3/24/17(g)	1,871,291
Baa2	1,140	Ser. 2005-C3, Class C3, 0.655%, 7/15/14(g)	1,051,755
Aaa	500	Ser. 2006-A1, Class A1, 0.508%, 2/7/15(g)	489,331
A1	545	Ford Credit Auto Owner Trust, Ser. 2006-B, Class C, 5.680%, 6/15/12(g)	568,105
Aaa	1,500	Granite Ventures Ltd., Ser. 2005-2A, Class A1, 144A, 0.544%, 12/15/17(g)	1,372,500
Baa1	1,000	MBNA Credit Card Master Note Trust, Ser. 2004-C2, Class C2, 1.145%, 11/15/16(g)	861,608
Baa1	1,560	Ser. 2002-C1, Class C1, 6.800%, 7/15/14	1,623,291
Baa1	800	Ser. 2002-C3, Class C3, 1.595%, 10/15/14(g)	755,731
Aaa	1,100	Ser. 2005-A2, Class A2, 0.325%, 10/15/14(g)	1,080,902

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	13

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

ASSET BACKED SECURITIES (Continued)
Baa1	$1,000	Ser. 2006-C1, Class C1, 0.665%, 7/15/15(g)	$897,386
Aa2	786	Railcar Leasing LLC, Ser. 1, Class A2, 144A, 7.125%, 1/15/13	809,929
NR	27	Small Business Administration Participation Certificates, Ser. 2000-P10B, Class 1, 7.449%, 8/10/10	28,091
NR	415	Ser. 2001-20A, Class 1, 6.290%, 1/1/21	448,447
NR	220	Ser. 2001-P10B, Class 1, 6.344%, 8/10/11	230,548
NR	168	Ser. 2003-20I, Class 1, 5.130%, 9/1/23	178,034

		Total asset backed securities	17,431,023

BANK LOANS(f) 2.9%

Cable 0.3%
Baa3	462	Discovery Communications, Inc., Term C, 5.250%, 5/14/14(g)	467,740
B1	844	Insight Midwest Holding LLC, 1.790%, 10/6/13(g)	790,340

			1,258,080

Electric 0.4%
Baa3	498	NRG Energy, Inc., 0.183%, 2/1/13(g)	467,599
Baa3	926	2.021%, 2/1/13(g)	869,525
B2	980	Texas Competitive Electric Holdings Co. LLC, 3.745%, 10/10/14(g)	757,510

			2,094,634

Gaming 0.1%
B3	615	MotorCity Casino Hotel, 8.500%, 7/13/12(g)	583,544

See Notes to Financial Statements.

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Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

BANK LOANS(f) (Continued)

Health Care & Pharmaceutical 1.5%
Ba3	$370	HCA, Inc., 2.5325%, 11/18/13(g)	$344,315
B1	545	Health Management Associates, 2.0325%, 2/28/14(g)	503,985
Ba2	1,173	Inverness Medical Innovations, 2.260%, 6/26/14(g)	1,105,553
Ba3	1,662	PTS ACQ Corp., 2.4929%, 4/10/14(g)	1,437,413
Baa3	1,000	Royalty Pharma Finance Trust, 7.750%, 5/15/15	935,000
Ba2	193	Sun Healthcare Group, 0.183%, 4/11/14(g)	181,397
Ba2	920	2.522%, 4/11/14(g)	863,780
B1	591	Warner Chilcott Corp. 5.500%, 10/30/14(g)	591,656
B1	207	5.750%, 4/30/15(g)	207,080
B1	296	5.750%, 4/30/15(g)	295,828
B1	650	5.750%, 4/30/15(g)	650,822

			7,116,829

Paper 0.1%
Baa3	606	Domtar Corp., 1.620%, 3/5/14(g)	575,700

Technology 0.5%
B1	588	First Data Corp., 2.997%, 9/24/14(g)	504,863
B1	392	3.035%, 9/24/14(g)	335,344
Ba1	1,066	Flextronics International Ltd., 2.519%, 10/1/14(g)	983,154
Ba1	306	2.534%, 10/1/14(g)	282,516
B3	239	Sensata Technologies, 2.0306%, 4/27/13(g)	205,204

			2,311,081

		Total bank loans	13,939,868

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	15

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES 16.3%
Aaa	$1,104	Banc of America Commercial Mortgage, Inc., Ser. 2005-1, Class ASB, 4.965%, 11/10/42(g)	$1,144,819
Aaa	2,000	Ser. 2007-1, Class A2, 5.381%, 1/15/49	2,020,230
AAA(e)	2,700	Ser. 2007-4, Class A3, 5.811%, 2/10/51(g)	2,627,119
A3	650	Bear Stearns Commercial Mortgage Securities, Ser. 2001-TOP4, Class E, 144A, 6.470%, 11/15/33(g)	540,913
Aaa	600	Ser. 2005-T18, Class AAB, 4.823%, 2/13/42(g)	615,644
Aaa	800	Ser. 2005-T20, Class AAB, 5.134%, 10/12/42(g)	829,463
Aaa	1,500	Ser. 2007-T28, Class A3, 5.793%, 9/11/42	1,498,064
Aaa	2,000	Citigroup Commercial Mortgage Trust, Ser. 2006-C5, Class A2, 5.378%, 10/15/49	2,046,350
Aaa	1,390	Ser. 2008-C7, Class A2A, 6.034%, 12/10/49	1,427,586
Aaa	1,300	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A3, 5.293%, 12/11/49	1,232,341
A-	4,300	Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class F, 144A, 5.440%, 9/15/30(g)	4,018,009
Aaa	1,500	Commercial Mortgage Loan Trust, Ser. 2008-LS1 Class A2, 6.019%, 12/10/49(g)	1,539,743
AAA(e)	1,500	Commercial Mortgage Pass Through Certificates, Ser. 2006-C7, Class A3, 5.706%, 6/10/46(g)	1,456,519
NR	1,000	Ser. 2006-C7, Class A4, 5.768%, 6/10/46(g)	990,841
AAA(e)	1,915	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class A4, 5.548%, 2/15/39	1,862,635

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Aaa	$2,000	Ser. 2006-C5, Class A2, 5.246%, 12/15/39	$2,025,929
Aaa	2,795	Ser. 2007-C1, Class A2, 5.268%, 2/15/40	2,809,139
AAA(e)	400	CS First Boston Mortgage Securities Corp., Ser. 2005-C5, Class A3, 5.100%, 8/15/38	399,575
AAA(e)	1,400	Ser. 2005-C5, Class A4, 5.100%, 8/15/38(g)	1,366,386
AAA(e)	1,783	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A3, 5.820%, 5/15/46(g)	1,674,542
AAA(e)	1,500	GE Capital Commercial Mortgage Corp., Ser. 2006-C1, Class A4, 5.336%, 3/10/44(g)	1,514,439
Aaa	1,400	Greenwich Capital Commercial Funding Corp., Ser. 2005-GG5, Class A5, 5.224%, 4/10/37(g)	1,352,980
Aaa	2,380	Ser. 2007-GG9, Class A2, 5.381%, 3/10/39	2,416,224
AAA(e)	715	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class AAB, 5.587%, 4/10/38(g)	715,806
Aaa	2,000	Ser. 2007-GG10, Class A2, 5.778%, 8/10/45(g)	2,035,754
Aaa	730	JPMorgan Chase Commercial Mortgage Securities, Ser. 2005-CB12, Class A3A1, 4.824%, 9/12/37	735,904
Aaa	1,880	Ser. 2005-CB13, Class A4, 5.280%, 1/12/43(g)	1,890,474
Aaa	870	Ser. 2005-LDP4, Class A4, 4.918%, 10/15/42(g)	863,806
Aaa	1,800	Ser. 2005-LDP2, Class ASB, 4.659%, 7/15/42	1,836,275
Aaa	470	Ser. 2007-CB19, Class A2, 5.746%, 2/12/49(g)	480,475
Aaa	1,000	Ser. 2006-CB14, Class A4, 5.481%, 12/12/44(g)	982,435
Aaa	1,100	Ser. 2006-CB15, Class A3, 5.819%, 6/12/43	1,055,881

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	17

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Aaa	$520	Ser. 2007-L12, Class A2, 5.827%, 2/15/51	$529,838
Aaa	759	Ser. 2007-CB18, Class A3, 5.447%, 6/12/47	706,454
Aaa	300	Ser. 2007-LD11, Class A2, 5.803%, 6/15/49(g)	304,089
Aaa	600	LB-UBS Commercial Mortgage Trust, Ser. 2002-C2, Class C, 5.696%, 7/15/35	607,464
Aaa	1,295	Ser. 2003-C8, Class A3, 4.830%, 11/15/27	1,334,271
Aaa	1,100	Ser. 2004-C8, Class A6, 4.799%, 12/15/29(g)	1,025,055
AAA(e)	1,500	Ser. 2007-C1, Class A2, 5.318%, 2/15/40	1,517,372
Aaa	1,500	Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A3, 4.615%, 8/12/39	1,452,613
AAA(e)	1,000	Ser. 2006-C1, Class A4, 5.656%, 5/12/39(g)	969,815
Aaa	815	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4, 5.909%, 6/12/46(g)	798,145
AAA(e)	1,200	Ser. 2007-8, Class A2, 5.920%, 8/12/49(g)	1,219,271
AAA(e)	1,940	Ser. 2007-9, Class A2, 5.590%, 9/12/49	1,960,597
AAA(e)	1,410	Morgan Stanley Capital, Inc., Ser. 2005-IQ9, Class A4, 4.660%, 7/15/56	1,389,315
AAA(e)	2,000	Ser. 2006-IQ12, Class ANM, 5.310%, 12/15/43	2,027,019
Aaa	200	Ser. 2006-T21, Class A4, 5.162%, 10/12/52(g)	195,354
NR	2,600	Ser. 2006-T23, Class A4, 5.810%, 8/12/41(g)	2,649,415
AAA(e)	1,060	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C9, Class A3, 4.608%, 12/15/35	1,086,060

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Aaa	$1,970	Ser. 2005-C22, Class A3, 5.285%, 12/15/44(g)	$1,979,632
Aaa	2,500	Ser. 2006-C25, Class A4, 5.740%, 5/15/43(g)	2,468,765
Aaa	2,000	Ser. 2006-C27, Class A2, 5.624%, 7/15/45	2,035,530
Aaa	2,000	Ser. 2007-C33, Class A2, 5.857%, 2/15/51(g)	2,043,310
Aaa	1,400	Ser. 2007-C34, Class A2, 5.569%, 5/15/46	1,429,068

		Total commercial mortgage backed securities	77,734,752

COMMERCIAL MORTGAGE OBLIGATIONS 1.5%
Aaa	262	American Home Mortgage Investment Trust, Ser. 2004-4, Class 4A, 4.390%, 2/25/45(g)	211,045
AAA	365	Banc of America Funding Corp., Ser. 2005-D, Class A1, 3.442%, 5/25/35(g)	356,950
Aaa	26	Banc of America Mortgage Securities, Inc., Ser. 2004-2, Class 5A1, 6.500%, 10/25/31	24,999
Aaa	87	Bear Stearns Adjustable Rate Mortgage Trust, Ser. 2002-11, Class 1A1, 5.629%, 2/25/33(g)	85,548
Ba1	564	Bear Stearns Alt-A Trust, Ser. 2005-4, Class 23A1, 5.3529%, 5/25/35(g)	427,273
Aa3	188	Ser. 2005-4, Class 23A2, 5.3529%, 5/25/35(g)	143,236
Baa3	177	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2005-HYB9, Class 3A2A, 5.250%, 2/20/36(g)	123,190
A1	421	Countrywide Home Loan Trust, Ser. 2004-18CB, Class 3A1, 5.250%, 9/25/19	409,707
NR	7	Fannie Mae, Ser. 2000-32, Class FM, 0.695%, 10/18/30	6,942
NR	299	Ser. 2001-29, Class Z, 6.500%, 7/25/31	321,159

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	19

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE OBLIGATIONS (Continued)
NR	$531	FHLMC Structured Pass-Through Securities, Ser. T-61, Class 1A1, 2.301%, 7/25/44(g)	$519,809
NR	52	Ser. T-63, Class 1A1, 2.101%, 2/25/45(g)	49,111
NR	174	Freddie Mac, Ser. 1628, Class LZ, 6.500%, 12/15/23	186,930
NR	475	Ser. 1935, Class JZ, 7.000%, 2/15/27	498,138
NR	232	Ser. 2241, Class PH, 7.500%, 7/15/30	253,514
NR	3	Government National Mortgage Association, Ser. 2000-26, Class DF, 0.645%, 9/20/30(g)	3,041
NR	3	Ser. 2000-30, Class FB, 0.695%, 10/16/30(g)	2,641
Aaa	4	Indymac ARM Trust, Ser. 2001-H2, Class A1, 2.907%, 1/25/32(g)	3,023
Aaa	366	MASTR Alternative Loans Trust, Ser. 2004-4, Class 4A1, 5.000%, 4/25/19	349,009
Aaa	348	MASTR Asset Securitization Trust, Ser. 2003-7, Class 1A2, 5.500%, 9/25/33	355,760
AAA(e)	24	Prime Mortgage Trust, Ser. 2004-CL1, Class 2A2, 0.644%, 2/25/19(g)	23,067
AAA(e)	125	Ser. 2004-CL1, Class 1A2, 0.644%, 2/25/34(g)	113,742
NR	611	Regal Trust IV, Ser. 1999-1, Class A, 144A, 3.099%, 9/28/31(g)	526,539
Aaa	50	Residential Funding Mortgage Securities I, Ser. 2003-S9, Class A1, 6.500%, 3/25/32	50,643
A1	668	Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3, 3.748%, 2/25/34(g)	570,197

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE OBLIGATIONS (Continued)
Aa2	$87	Structured Asset Mortgage Investments, Inc., Ser. 2002-AR3, Class A1, 0.905%, 9/19/32(g)	$74,334
Aaa	8	Structured Asset Securities Corp., Ser. 2002-14A, Class 2A1, 3.580%, 7/25/32(g)	6,628
Aaa	16	Ser. 2002-1A, Class 4A, 3.353%, 2/25/32	14,426
A3	247	Thornburg Mortgage Securities Trust, Ser. 2006-6, Class A1, 0.354%, 11/25/46(g)	239,040
Aaa	755	WaMu Mortgage Pass-Through Certificates, Ser. 2003-R1, Class A1, 0.784%, 12/25/27(g)	585,326
Aa2	126	Ser. 2005-AR13, Class A1, 0.534%, 10/25/45(g)	92,562
Aaa	6	Washington Mutual MSC Mortgage Pass-Through Certificates, Ser. 2003-AR1, Class 2A, 4.6112%, 2/25/33(g)	5,284
AAA(e)	627	Wells Fargo Mortgage Backed Securities Trust, Ser. 2006-AR2, Class 2A1, 4.950%, 3/25/36(g)	536,279

		Total commercial mortgage obligations	7,169,092

CORPORATE BONDS 44.5%

Aerospace/Defense 0.4%
Baa2	500	BAE Systems Holdings, Inc., Gtd. Notes, 144A, 6.375%, 6/1/19	548,195
Ba2	1,600	L-3 Communications Corp., Gtd. Notes, 7.625%, 6/15/12	1,620,320

			2,168,515

Airlines 1.0%
B2	1,150	American Airline, Inc., Pass-Thru Certs., Ser. 01-1, 6.817%, 5/23/11	1,098,250

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	21

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Airlines (cont’d.)
Baa2	$1,800	Continental Airlines, Inc., Pass-Thru Certs., Ser. 00-2, 7.487%, 4/2/12	$1,773,001
Baa2	6	Ser. 01-1, 6.703%, 6/15/21(f)	5,418
Ba1	447	7.373%, 12/15/15	380,246
Baa1	500	Ser. A, 5.983%, 4/19/22	485,000
Baa1	613	Delta Air Lines, Inc., Pass-Thru Certs., Ser. 071A, 6.821%, 8/10/22(b)	579,045
Ba1	410	United Airlines, Inc., Pass-Thru Certs., Ser. 2007-1, 6.636%, 7/2/22	360,459
NR	122	Ser. A-4, 9.210%, 1/21/17(f)	34,677

			4,716,096

Banking 6.1%
A3	1,055	American Express Co., Sr. Unsec’d. Notes, 8.125%, 5/20/19	1,262,547
Ba2	592	Banco BMG SA (Brazil), Sr. Unsec.’d. Notes, 144A, 8.750%, 7/1/10	606,458
B3	1,500	Bank of America Corp., Jr. Sub. Notes, 8.000%, 12/29/49(g)	1,348,920
A2	455	Sr. Unsec’d. Notes, 6.000%, 9/1/17	464,538
A1	250	Bank of America NA, Sub. Notes, 5.300%, 3/15/17	244,209
Aa3	700	Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes, 6.750%, 5/22/19	787,122
Aa3	600	Bear Stearns Cos. LLC (The), Sub. Unsec’d. Notes, 7.250%, 2/1/18	686,289

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
Baa2	$150	Capital One Financial Corp., Sub. Notes, 6.150%, 9/1/16	$149,210
A2	650	Chuo Mitsui Trust & Banking Co. Ltd. (The) (Japan), Jr. Sub. Notes, 144A, 5.506%, 12/29/49(g)	565,500
A3	750	Citigroup, Inc., Sr. Unsec’d. Notes, 6.125%, 11/21/17	765,401
A3	1,550	8.125%, 7/15/39	1,803,675
A3	500	Unsec’d. Notes, 8.500%, 5/22/19	584,453
A2	1,715	Countrywide Financial Corp., Gtd. Notes, MTN, 5.800%, 6/7/12	1,824,541
Aa2	1,395	Depfa ACS Bank (Ireland), 144A, 5.125%, 3/16/37	1,081,410
A1	575	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, 6.150%, 4/1/18	612,729
A1	840	6.250%, 9/1/17	898,717
A2	185	Goldman Sachs Group, Inc. (The), Sub. Notes, 6.750%, 10/1/37	194,853
A1	975	Sr. Unsec’d. Notes, 5.950%, 1/18/18(b)	1,027,327
A1	445	HSBC Holdings PLC (United Kingdom), Sub. Notes, 6.500%, 5/2/36	487,856
A1	495	6.500%, 9/15/37(b)	542,551
A1	760	6.800%, 6/1/38	872,447
Ba2	985	HSBK Europe BV (Netherlands), Gtd. Notes, 144A, 7.250%, 5/3/17	822,475
Ba1	900	ICICI Bank Ltd. (India), Jr. Sub. Notes, 144A, 7.250%, 8/29/49(g)	732,584
Baa2	600	Notes, 144A, 5.750%, 11/16/10	609,900

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	23

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
A2	$835	JPMorgan Chase & Co., Jr. Sub. Notes, 7.900%, 4/29/49(g)	$839,618
Aa3	1,080	Sr. Unsec’d. Notes, 6.300%, 4/23/19	1,185,309
Baa3	700	Krung Thai Bank PCL (Thailand), Sub. Notes, 7.378%, 10/29/49(g)	632,354
A2	750	Merrill Lynch & Co., Inc., Notes, MTN, 6.875%, 4/25/18(b)	807,524
A3	905	Sub Notes, 6.110%, 1/29/37	855,424
A2	1,635	Morgan Stanley, Sr. Unsec’d. Notes, MTN, 5.450%, 1/9/17	1,648,456
A2	780	Unsec’d. Notes, MTN, 5.625%, 9/23/19	784,898
A1	575	Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes, 6.400%, 10/21/19	586,345
Aa3	1,600	Sumitomo Mitsui Banking Corp. (Japan), Sub. Notes, 144A, 5.625%, 7/29/49(g)	1,552,547
Aa3	460	Wachovia Bank, NA, Sub. Notes, 6.600%, 1/15/38(b)	500,965
A2	730	Woori Bank (South Korea), Notes, 144A, 7.000%, 2/2/15	788,207

			29,157,359

Brokerage 0.1%
A	600	Blackstone Holdings Finance Co. LLC, Gtd. Notes, 144A, 6.625%, 8/15/19	604,866
NR	745	Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN, 6.875%, 5/2/18(j)	120,131

			724,997

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Building Materials & Construction 1.2%
BBB+(e)	$855	American Standard, Inc., Gtd. Notes, 7.625%, 2/15/10(b)	$867,541
B3	630	Interline Brands, Inc., Gtd. Notes, 8.125%, 6/15/14	620,550
B1	160	KB Home, Gtd. Notes, 6.375%, 8/15/11	160,400
B3	1,140	Lennar Corp., Gtd. Notes, Ser. B, 5.950%, 10/17/11	1,145,700
Ba2	965	Masco Corp., Sr. Unsec’d. Notes, 7.125%, 8/15/13	1,007,275
Ba1	1,885	Toll Bros Finance Corp., Gtd. Notes, 5.150%, 5/15/15	1,820,050

			5,621,516

Cable 1.4%
B1	1,175	Cablevision Systems Corp., Sr. Notes, 144A, 8.625%, 9/15/17	1,216,125
Baa1	475	Comcast Cable Communications Holdings, Inc., Gtd. Notes, 9.455%, 11/15/22	606,260
Baa3	600	Cox Communications, Inc., Sr. Unsec’d. Notes, 144A, (Original cost $597,678; purchased 2/12/09)(h) 8.375%, 3/1/39	719,318
Ba2	1,150	DIRECTV Holdings LLC, Gtd. Notes, 144A, 4.750%, 10/1/14	1,173,199
Baa2	1,050	Time Warner Cable, Inc., Gtd. Notes, 5.850%, 5/1/17	1,103,723
Baa2	1,565	6.750%, 7/1/18	1,722,853
Baa2	255	8.250%, 2/14/14	299,071

			6,840,549

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	25

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Capital Goods 1.5%
B2	$700	Astead Holdings PLC (United Kingdom), Sec’d. Notes, 144A, 8.625%, 8/1/15	$689,500
BBB(e)	270	Erac USA Finance Co., Gtd. Notes, 144A, (Original cost $269,528; purchased 4/24/06 - 8/16/07)(f)(h) 6.200%, 11/1/16	275,498
A3	2,400	Hutchison Whampoa Ltd. (Cayman Islands), Gtd. Notes, 144A, 4.625%, 9/11/15	2,414,054
Baa3	1,105	Noble Group Ltd. (Bermuda), Sr. Unsec’d. Notes, 144A, 6.750%, 1/29/20	1,106,301
A3	1,500	Rockwell Automation, Inc., Sr. Unsec’d. Notes, 5.200%, 1/15/98	1,202,766
Baa3	800	Textron, Inc., Sr. Unsec’d. Notes, 7.250%, 10/1/19	814,741
Baa3	650	Waste Management, Inc., Gtd. Notes, 6.375%, 3/11/15(b)	723,478

			7,226,338

Chemicals 1.0%
Baa3	950	Dow Chemical Co. (The), Sr. Unsec’d. Notes, 5.900%, 2/15/15	982,771
Baa3	725	7.600%, 5/15/14	805,518
Baa3	850	8.550%, 5/15/19(b)	970,380
Baa3	475	9.400%, 5/15/39	584,297
B1	620	Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 6.500%, 1/15/12	607,600
Ba2	850	Union Carbide Corp., Sr. Unsec’d Notes, 7.500%, 6/1/25	726,582

			4,677,148

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Consumer 0.2%
Ca	$1,187	Realogy Corp., Gtd. Notes, PIK, 11.000%, 4/15/14	$783,292

Electric 3.3%
Ba3	785	AES Corp., Sec’d. Notes, 144A, 8.750%, 5/15/13	802,663
Baa1	750	CenterPoint Energy Houston Electric LLC, Gen. Ref. Mtge., Bonds, Ser. J2, 5.700%, 3/15/13	804,632
A3	250	Consumers Energy Co., First Mtge., Bonds, Ser. D, 5.375%, 4/15/13	268,972
Baa2	1,250	Duke Energy Corp., Sr. Unsec’d. Notes, 6.300%, 2/1/14	1,382,151
Baa2	750	El Paso Electric Co., Sr. Unsec’d. Notes, 6.000%, 5/15/35	704,796
Baa3	185	Empresa Nacional de Electricidad SA (Chile), Unsub. Notes, 8.350%, 8/1/13	211,936
A2	1,200	Enel Finance International SA (Luxembourg), Gtd. Notes, 144A, 6.000%, 10/7/39	1,227,626
A3	515	Energy East Corp., Sr. Unsec’d Notes, 6.750%, 6/15/12 - 9/15/33	569,840
Baa3	1,000	Enersis SA (Chile), Sr. Unsec’d. Notes, 7.375%, 1/15/14	1,107,182
Baa1	125	Exelon Corp., Sr. Unsec’d. Notes, 4.900%, 6/15/15	129,716

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	27

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
A3	$800	Exelon Generation Co. LLC, Sr. Unsec’d. Notes, 6.250%, 10/1/39	$834,906
A3	750	6.200%, 10/1/17	813,658
Baa2	700	FirstEnergy Solutions Co., Gtd. Notes, 144A, 6.050%, 8/15/21	721,225
A2	1,891	Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A 6.250%, 6/17/14	2,024,356
B3	540	Mirant Americas Generation LLC, Sr. Unsec’d. Notes, 8.300%, 5/1/11	549,450
Baa3	355	NiSource Finance Corp., Gtd. Notes, 5.450%, 9/15/20	337,134
Ba3	600	North American Energy Alliance LLC, Sr. Sec’d. Notes, 144A, 10.875%, 6/1/16	624,000
Baa1	545	Oncor Electric Delivery Co., First Mtge., 6.800%, 9/1/18	614,591
Ba3	1,143	Orion Power Holdings, Inc., Sr. Unsec’d. Notes, 12.000%, 5/1/10	1,180,148
Baa3	175	Sierra Pacific Power Co., Gen. Ref. Mtge., Bonds, Ser. P, 6.750%, 7/1/37	190,437
Baa2	725	TransAlta Corp. (Canada), Sr. Unsec’d. Notes, 6.650%, 5/15/18	739,517

			15,838,936

Energy - Integrated 0.7%
Baa2	1,250	Cenovus Energy, Inc. (Canada), Sr. Notes, 144A, 6.750%, 11/15/39(b)	1,365,646

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Energy - Integrated (cont’d.)
Baa2	$400	Hess Corp., Sr. Unsec’d. Notes, 8.125%, 2/15/19(b)	$485,553
Baa2	1,500	TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A, 6.625%, 3/20/17	1,430,700

			3,281,899

Energy - Other 1.1%
Aa3	1,450	Dolphin Energy Ltd. (United Arab Emirates), Sr. Sec’d. Notes, 144A, 5.888%, 6/15/19	1,464,500
A2	550	Halliburton Co., Sr. Unsec’d. Notes, 7.450%, 9/15/39	685,418
Baa1	470	Marathon Oil Canada Corp. (Canada), Gtd. Notes, 8.375%, 5/1/12	531,038
Ba1	700	Pioneer Natural Resources Co., Sr. Unsec’d Notes, 6.875%, 5/1/18	669,416
Baa2	1,545	XTO Energy, Inc., Sr. Unsec’d. Notes, 6.250%, 4/15/13	1,687,114

			5,037,486

Foods 2.1%
Baa2	800	Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A, 6.875%, 11/15/19	891,106
Baa2	1,000	4.125%, 1/15/15(b)	1,008,288
B2	1,085	Constellation Brands, Inc., Ser. B., Gtd. Notes, 8.125%, 1/15/12	1,091,781
Baa2	1,155	Kraft Foods, Inc., Sr. Unsec’d. Notes, 6.125%, 2/1/18	1,224,178

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	29

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Foods (cont’d.)
Baa1	$450	Mead Johnson & Co., Sr. Unsec’d. Notes, 144A, 3.500%, 11/1/14	$451,841
Baa3	1,050	Ralcorp Holdings Corp., Sr. Notes, 144A, 6.625%, 8/15/39	1,078,296
B2	800	Stater Brothers Holdings, Inc., Gtd. Notes, 8.125%, 6/15/12	804,000
Ba3	2,425	Tyson Foods, Inc., Gtd. Notes, 7.850%, 4/1/16	2,485,624
B2	400	Sr. Unsec’d. Notes, 8.250%, 10/1/11	422,000
Baa3	420	Yum! Brands, Inc., Sr. Unsec’d Notes, 8.875%, 4/15/11	457,653

			9,914,767

Gaming 0.4%
B1	395	MGM Mirage, Inc., Sr. Sec’d. Notes, 144A, 10.375%, 5/15/14	420,675
B1	395	11.125%, 11/15/17	434,500
B3	355	Peninsula Gaming LLC, Sr. Unsec’d. Notes, 144A, 10.750%, 8/15/17	352,338
Ba2	555	Sr. Sec’d. Notes, 144A 8.375%, 8/15/15	550,837

			1,758,350

Health Care & Pharmaceutical 1.8%
B3	125	Alliance Imaging, Inc., Sr. Sub. Notes, 7.250%, 12/15/12	121,875
B1	600	Apria Healthcare Group, Inc., Sr. Sec’d. Notes, 144A, 12.375%, 11/1/14	652,500

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Health Care & Pharmaceutical (cont’d.)
Baa3	$450	CareFusion Corp., Sr. Unsec’d. Notes, 144A, 6.375%, 8/1/19	$485,319
Baa3	1,000	Express Scripts, Inc., Gtd. Notes, 6.250%, 6/15/14	1,098,743
Caa1	1,200	HCA, Inc., Sr. Unsec’d. Notes, MTN, 8.700%, 2/10/10	1,209,802
Baa3	1,400	Hospira, Inc., Sr. Unsec’d. Notes, 5.550%, 3/30/12	1,502,429
Baa3	1,000	McKesson Corp., Sr. Unsec’d. Notes, 6.500%, 2/15/14	1,099,861
Baa1	1,185	Schering-Plough Corp., Sr. Unsec’d. Notes, 5.550%, 12/1/13(b)	1,302,980
Ba1	900	Senior Housing Properties Trust, Sr. Unsec’d. Notes, 8.625%, 1/15/12	918,000
A3	185	Wyeth, Sr. Unsec’d. Notes, 6.450%, 2/1/24	207,052

			8,598,561

Health Care Insurance 1.0%
A3	725	Aetna, Inc., Sr. Unsec’d. Notes, 6.750%, 12/15/37	762,353
Baa2	965	Cigna Corp., Sr. Unsec’d. Notes, 5.375%, 3/15/17	918,408
Ba1	2,100	Coventry Health Care, Inc., Sr. Unsec’d. Notes, 6.125%, 1/15/15(b)	2,030,232
Baa1	1,000	United Health Group, Inc., Sr. Unsec’d. Notes, 6.000%, 6/15/17	1,047,308

			4,758,301

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	31

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Insurance 2.1%
Baa1	$890	Allied World Assurance Co. Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes, 7.500%, 8/1/16	$928,149
A3	625	American International Group, Inc., Sr. Unsec’d. Notes, 4.250%, 5/15/13	525,991
A3	200	5.050%, 10/1/15	154,876
A3	1,300	Sr. Unsec’d. Notes, MTN, 5.850%, 1/16/18	979,359
Baa1	2,350	Axis Capital Holdings Ltd. (Bermuda), Sr. Unsec’d Notes, 5.750%, 12/1/14	2,400,701
Baa2	800	Lincoln National Corp., Sr. Unsec’d. Notes, 8.750%, 7/1/19	931,446
Aa3	550	Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A, 8.875%, 6/1/39	669,980
A2	750	MetLife, Inc., Sr. Unsec’d. Notes, 7.717%, 2/15/19(b)	888,104
Baa2	2,500	XL Capital Finance Europe PLC (United Kingdom), Gtd. Notes, 6.500%, 1/15/12	2,561,092
Ba1	260	XL Capital Ltd. (Cayman Islands), Jr. Sub. Notes, Ser. E, 6.500%, 12/31/49(g)	197,925
Baa2	25	Sr. Unsec’d. Notes, 5.250%, 9/15/14	24,631

			10,262,254

Lodging 0.5%
B2	900	Felcor Lodging Trust, Inc., Sr. Sec’d. Notes, 144A, 10.000%, 10/1/14	888,750
Ba1	1,140	Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes, 7.875%, 5/1/12	1,185,600
Ba1	380	Sr. Unsec’d. Notes, 6.250%, 2/15/13	378,100

			2,452,450

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Media & Entertainment 2.9%
Baa1	$90	British Sky Broadcasting Group PLC, (United Kingdom), Gtd. Notes, 144A, 6.100%, 2/15/18	$96,184
Baa3	1,700	CBS Corp., Gtd. Notes, 8.200%, 5/15/14(b)	1,893,329
Ba2	835	Gannett Co., Inc., Sr. Unsec’d. Notes, 5.750%, 6/1/11	818,300
Baa2	483	Historic TW, Inc., Gtd. Notes, 6.625%, 5/15/29	489,290
Baa1	500	News America, Inc., Gtd. Notes, 5.300%, 12/15/14(b)	542,670
Baa1	550	7.625%, 11/30/28	590,940
Baa1	1,400	Gtd. Notes, 144A, 6.900%, 8/15/39	1,484,311
Baa3	2,400	R.R. Donnelley & Sons Co., Sr. Unsec’d. Notes, 4.950%, 4/1/14	2,349,741
Baa3	1,800	8.600%, 8/15/16	1,953,793
Baa2	720	Time Warner Cos., Inc., Gtd. Notes, 6.950%, 1/15/28	751,360
Baa2	1,290	Viacom, Inc., Sr. Unsec’d. Notes, 4.250%, 9/15/15	1,293,998
Baa2	460	6.750%, 10/5/37	480,421
Baa2	230	6.875%, 4/30/36	242,756
Baa2	750	Vivendi (France), Sr. Unsec’d. Notes, 144A, 5.750%, 4/4/13	799,417

			13,786,510

Metals 1.2%
Baa3	550	ArcelorMittal SA (Luxembourg), Sr. Unsec’d. Notes, 6.125%, 6/1/18(b)	543,236
Ba2	795	Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes, 8.375%, 4/1/17	854,625

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	33

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Metals (cont’d.)
Baa2	$775	Newmont Mining Corp., Gtd. Notes, 6.250%, 10/1/39	$755,792
Baa1	990	Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes, 9.000%, 5/1/19(b)	1,231,736
Ba2	600	Teck Resources Ltd. (Canada), Sr. Sec’d. Notes, 10.750%, 5/15/19	699,000
Ba2	175	10.250%, 5/15/16(b)	201,688
Ba3	700	United States Steel Corp., Sr. Unsec’d. Notes, 7.000%, 2/1/18	674,094
Baa2	900	Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A, 5.500%, 11/16/11	936,799

			5,896,970

Non-Captive Finance 3.3%
Baa1	2,125	Block Financial LLC, Gtd. Notes, 7.875%, 1/15/13(b)	2,360,284
A3	622	Bosphorus Financial Service Ltd. (Cayman Islands), Sr. Sec’d. Notes, 2.240%, 2/15/12(g)	591,217
BB(e)	600	Calabash Re Ltd. (Cayman Islands), Notes, Ser. A1, 144A, 8.699%, 1/8/10(f)(g)	606,180
Baa1	3,500	GATX Corp., Sr. Unsec’d. Notes, 4.750%, 10/1/12	3,564,991
Aa2	1,090	General Electric Capital Australia Funding Pty. Ltd. (Australia), Gtd. Notes, MTN, 6.000%, 4/15/15	897,190
Aa2	2,900	General Electric Capital Corp., Sr. Unsec’d. Notes, MTN, 6.000%, 8/7/19(a)	3,048,157

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Non-Captive Finance (cont’d.)
Baa1	$900	HSBC Finance Capital Trust IX, Gtd. Notes, 5.911%, 11/30/35(g)	$711,000
Ba2	1,750	Nelnet, Inc., Jr. Sub. Notes, 7.400%, 9/29/36(g)	1,271,631
A2	875	Preferred Term Securities X Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A, 1.003%, 7/3/33(f)(g)	415,603
Ba1	1,100	SLM Corp., Sr. Unsec’d. Notes, MTN, 8.450%, 6/15/18	968,776
Ba1	1,450	5.050%, 11/14/14(b)	1,157,463

			15,592,492

Packaging 1.0%
Ba1	490	Ball Corp., Gtd. Notes, 7.125%, 9/1/16	501,025
Ba2	1,310	Greif, Inc., Sr. Notes, 144A 7.750%, 8/1/19	1,342,750
B1	525	Reynolds Group Escrow LLC, Sr. Sec’d. Notes, 144A, 7.750%, 10/15/16	522,375
Baa3	2,300	Sealed Air Corp., Sr. Unsec’d. Notes, 144A, 5.625%, 7/15/13	2,304,602

			4,670,752

Paper 1.0%
B2	1,440	Georgia-Pacific LLC, Sr. Unsec’d. Notes, 8.125%, 5/15/11(b)	1,497,600
B3	625	Graphic Packaging International, Inc., Gtd. Notes, 144A, 9.500%, 6/15/17	656,250

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	35

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Paper (cont’d.)
Baa3	$600	International Paper Co., Sr. Unsec’d. Notes, 7.500%, 8/15/21	$657,058
Ba1	1,650	MeadWestvaco Corp., Sr. Unsec’d. Notes, 7.375%, 9/1/19	1,779,883

			4,590,791

Pipelines & Other 0.7%
Baa2	520	Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes, 6.500%, 9/1/39(b)	529,646
Baa2	520	7.300%, 8/15/33	563,960
Baa3	400	Plains All American Pipeline LP, Gtd. Notes, 4.250%, 9/1/12	411,015
Baa1	750	Sempra Energy, Sr. Unsec’d. Notes, 6.500%, 6/1/16	823,700
Ba3	790	Sonat, Inc., Sr. Unsec’d. Notes, 7.625%, 7/15/11	803,812

			3,132,133

Railroads 0.2%
Baa1	850	Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes, 6.150%, 5/1/37	929,126

Real Estate Investment Trusts 1.5%
Ba3	475	Country Garden Holdings Co. (Cayman Islands), Sr. Notes, 144A, 11.750%, 9/10/14(b)	475,000
Baa2	1,100	Hospitality Prop Trust, Sr. Unsec’d. Notes, 7.875%, 8/15/14	1,131,283
Baa3	665	Post Apartment Homes LP, Sr. Unsec’d. Notes, 5.450%, 6/1/12	661,289

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (cont’d.)
Baa2	$700	ProLogis, Sr. Unsec’d. Notes, 7.375%, 10/30/19	$702,197
Baa1	600	Realty Income Corp., Sr. Unsec’d. Notes, 6.750%, 8/15/19	598,645
A3	600	Simon Property Group LP, Sr. Unsec’d. Notes, 10.350%, 4/1/19	754,806
A3	1,250	5.300%, 5/30/13	1,295,538
A2	1,450	WEA Finance LLC, Gtd. Notes, 144A, 5.750%, 9/2/15(b)	1,457,770

			7,076,528

Retailers 0.7%
Baa2	1,225	CVS Caremark Corp., Sr. Unsec’d. Notes, 6.125%, 9/15/39	1,237,496
Ba1	1,000	GameStop Holdings Corp., Gtd. Notes, 8.000%, 10/1/12	1,031,250
A2	300	Target Corp., Sr. Unsec’d. Notes, 6.500%, 10/15/37	331,577
A2	725	7.000%, 1/15/38	846,122

			3,446,445

Technology 2.1%
Ba2	2,268	Affiliated Computer Services, Inc., Sr. Unsec’d Notes, 4.700%, 6/1/10	2,279,339
Baa3	950	Amphenol Corp., Sr. Unsec’d. Notes, 4.750%, 11/15/14	955,472
Baa3	1,250	Arrow Electronics, Inc., Sr. Unsec’d. Notes, 6.000%, 4/1/20	1,241,336

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	37

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Technology (cont’d.)
Baa2	$500	Fiserv, Inc., Gtd. Notes, 6.125%, 11/20/12	$549,428
Baa3	31	Motorola, Inc., Sr. Unsec’d. Notes, 8.000%, 11/1/11	33,197
A2	375	Oracle Corp., Sr. Unsec’d. Notes, 6.125%, 7/8/39(b)	412,583
Ba3	990	Seagate Technology HDD Holdings (Cayman Island), Gtd. Notes, 6.375%, 10/1/11	1,013,513
Caa3	1,630	Sensata Technologies BV (Netherlands), Gtd. Notes, 8.000%, 5/1/14	1,515,900
Ba1	900	STATS ChipPAC Ltd., Gtd. Notes, 6.750%, 11/15/11	909,000
Caa1	930	Sungard Data Systems, Inc., Gtd. Notes, 10.250%, 8/15/15(b)	959,063

			9,868,831

Telecommunications 3.3%
Baa3	890	American Tower Corp., Sr. Unsec’d. Notes, 7.125%, 10/15/12	904,463
A2	1,460	AT&T Corp., Gtd. Notes, 8.000%, 11/15/31	1,796,548
Baa2	150	British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes, 9.625%, 12/15/30	188,459
A2	615	Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes, 144A, 8.500%, 11/15/18	766,218
Baa3	1,100	Crown Castle GS III Corp., Sr. Sec’d. Notes, 144A, 7.750%, 5/1/17	1,155,000

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Baa3	$4,350	Embarq Corp., Sr. Unsec’d Notes, 7.082%, 6/1/16	$4,752,204
Ba2	600	Frontier Communications Corp., Sr. Unsec’d. Notes, 8.250%, 5/1/14	615,000
A2	505	New Cingular Wireless Services, Inc., Gtd. Notes, 8.125%, 5/1/12	577,028
Ba1	500	Qwest Corp., Sr. Unsec’d Notes, 7.625%, 6/15/15	505,000
Ba1	250	7.875%, 9/1/11	258,125
Ba1	700	Sr. Unsec’d. Notes, 144A, 8.375%, 5/1/16	722,750
Ba2	1,180	Sprint Capital Corp., Gtd. Notes, 7.625%, 1/30/11(b)	1,193,275
Baa2	540	Telecom Italia Capital SA (Luxembourg), Gtd. Notes, 4.875%, 10/1/10	557,115
A3	900	Verizon Communications, Inc., Sr. Unsec’d. Notes, 6.350%, 4/1/19	998,671
Ba3	650	Windstream Corp., Gtd. Notes, 144A, 7.875%, 11/1/17(b)	656,500

			15,646,356

Tobacco 0.7%
Baa1	1,500	Altria Group, Inc., Gtd. Notes, 9.950%, 11/10/38(b)	1,956,306
Baa2	725	Lorillard Tobacco Co., Sr. Unsec’d. Notes, 8.125%, 6/23/19	806,104
Baa3	650	Reynolds American, Inc., Gtd. Notes, 6.750%, 6/15/17	669,098

			3,431,508

		Total corporate bonds	211,887,256

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	39

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

FOREIGN AGENCIES 2.5%
A1	$100	China Development Bank Corp. (China), Sr. Unsec’d. Notes, 5.000%, 10/15/15	$107,494
A1	2,340	DP World Ltd. (United Arab Emirates), Sr. Unsec’d. Notes, 6.850%, 7/2/37	2,065,049
A1	540	Sr. Unsec’d. Notes, 144A, 6.850%, 7/2/37	483,412
A1	100	Export-Import Bank of China, (China), Unsec’d Notes, 144A, 4.875%, 7/21/15	106,320
A2	325	Export-Import Bank of Korea (South Korea), Sr. Notes, 8.125%, 1/21/14	372,562
A2	905	Sr. Unsec’d. Notes, 5.875%, 1/14/15	953,904
Baa1	1,055	Gaz Capital SA (Luxembourg), Notes, 144A, 8.125%, 7/31/14(b)	1,114,397
Baa1	765	Sec’d. Notes, 9.250%, 4/23/19	861,084
Baa1	1,765	Sr. Sec’d. Notes, 144A, 6.510%, 3/7/22	1,601,738
BBB+(e)	418	Gazprom International SA (Luxembourg), Gtd. Notes, 144A, 7.201%, 2/1/20	426,740
Baa1	226	Gazstream SA for Gazprom OAO (Luxembourg), Gtd. Notes, 5.625%, 7/22/13	230,343
A2	1,050	Korea Expressway Corp. (South Korea), Sr. Unsec’d. Notes, 144A, 4.500%, 3/23/15	1,048,017
BB-(e)	1,390	National Power Corp. (Philippines), Gtd. Notes, 144A, 4.6569%, 8/23/11(g)	1,442,125
Baa1	100	Pemex Project Funding Master Trust, Gtd. Notes, 6.625%, 6/15/35	97,691
Ba1	49	Petroleum Export Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A, 5.265%, 6/15/11	47,849

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

FOREIGN AGENCIES (Continued)
Aa2	$250	Ras Laffan Liquefied Natural Gas Co. Ltd. II (Qatar), Sr. Sec’d. Notes, 144A, (Original cost $250,000; purchased 8/4/05)(h) 5.298%, 9/30/20	$253,678
Aa2	840	TDIC Finance Ltd. (Cayman Islands), Gtd. Notes, 144A, 6.500%, 7/2/14	914,690

		Total foreign agencies	12,127,093

MORTGAGE BACKED SECURITIES 14.2%
	5	Federal Home Loan Mortgage Corp., 3.384%, 7/1/30	4,920
	223	4.500%, 2/1/19	236,498
	1,893	5.500%, 10/1/33 - 7/1/34	2,023,441
	3,035	6.000%, 2/1/16 - 12/1/36	3,252,574
	648	6.500%, 3/1/16 - 11/1/33	700,847
	259	7.000%, 9/1/32	282,878
	35	8.500%, 8/1/24 - 11/1/24	40,084
	113	Federal National Mortgage Association, 2.158%, 9/1/40	113,485
	25	3.384%, 9/1/31	25,155
	75	3.455%, 5/1/36	74,659
	2,511	4.000%, 5/1/19 - 3/1/20	2,584,893
	2,745	4.500%, 6/1/18 - 8/1/33	2,901,095
	34	4.522%, 1/1/28	34,433
	4,254	5.000%, 9/1/17 - 5/1/38	4,528,231
	22,763	5.500%, 3/1/16 - 10/1/35	24,125,835
	10,570	6.000%, 5/1/16 - 6/1/38	11,315,302
	3,000	6.000%, TBA 30YR	3,175,313
	2,790	6.500%, 12/1/17 - 11/1/33	3,024,776
	185	7.000%, 3/1/32 - 6/1/32	203,930
	16	Government National Mortgage Association, 4.125%, 11/20/29	16,587
	88	4.375%, 5/20/30	89,605
	1,293	5.500%, 8/15/33 - 1/20/39	1,370,896
	336	6.000%, 1/15/33 - 12/15/33	359,842
	1,693	6.500%, 9/15/32 - 7/15/38	1,812,188
	5,000	6.500%, TBA 30YR	5,315,624
	1	8.000%, 8/20/31	1,213
	1	8.500%, 6/15/30	1,575

		Total mortgage backed securities	67,615,879

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	41

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

MUNICIPAL BONDS 0.8%

California 0.6%
Baa1	$1,300	State of California, G.O., Build America Bonds, 7.300%, 10/1/39	$1,312,103
Baa1	825	Var. Purp., 7.550%, 4/1/39	862,100
Aa1	500	University of CA Rev., Build America Bonds, 5.770%, 5/15/43	519,025

			2,693,228

New Jersey 0.2%
A3	750	New Jersey St. Tpk. Auth. Rev., Ser. F, 7.414%, 1/1/40	895,763

		Total municipal bonds	3,588,991

RESIDENTIAL MORTGAGE BACKED SECURITIES 5.0%
Aa2	572	ACE Securities Corp., Ser. 2004-FM, Class M1, 1.1437%, 9/25/33(g)	447,070
Aa2	387	Ser. 2004-OP1, Class M1, 0.764%, 4/25/34(g)	295,549
Baa3	437	Aegis Asset Backed Securities Trust, Ser. 2003-1, Class M1, 1.8187%, 5/25/33(g)	219,682
Baa2	173	Ameriquest Mortgage Securities, Inc., Ser. 2001-2, Class M3, 3.1687%, 10/25/31(g)	98,567
BB	33	Amortizing Residential Collateral Trust, Ser. 2002-BC7, Class M2, 1.5937%, 10/25/32(g)	2,539
Aaa	851	Ser. 2002-BC8, Class A3, 1.2437%, 11/25/32(g)	663,922
Baa3	482	Argent Securities, Inc., Ser. 2003-W10, Class M2, 2.7187%, 1/25/34(g)	206,968

See Notes to Financial Statements.

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Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

RESIDENTIAL MORTGAGE BACKED SECURITIES (Continued)
Baa1	$600	Argent Securities, Inc., Ser. 2003-W2, Class M4, 5.869%, 9/25/33(g)	$292,922
Aa2	960	Asset Backed Funding Certificates, Ser. 2004-OPT1, Class M1, 0.944%, 8/25/33(g)	692,323
Aa3	746	Asset Backed Securities Corp. Home Equity, Ser. 2003-HE3, Class M1, 1.490%, 6/15/33(g)	561,995
Aaa	273	Bear Stearns Asset Backed Securities Trust, Ser. 2002-2 Class A2, 1.4438%, 10/25/32(g)	208,870
Aa2	1,087	Ser. 2004-HE2, Class M1, 0.844%, 3/25/34(g)	707,468
Ca	87	CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M2, 3.6187%, 3/25/33(g)	5,904
Aa1	1,000	Centex Home Equity, Ser. 2005-C, Class M1, 0.674%, 6/25/35(g)	603,109
Aa2	1,000	Citicorp Residential Mortgage Securities, Inc., Ser. 2006-2, Class A5, 6.036%, 9/25/36	882,761
Aa3	650	Countrywide Asset-Backed Certificates, Ser. 2004-12, Class MV3, 0.904%, 3/25/35(g)	404,323
B2	42	CS First Boston Mortgage Securities Corp., Ser. 2002-HE4, Class M2, 2.4937%, 8/25/32(g)	7,440
Aa2	362	Equity One ABS, Inc., Ser. 2004-3, Class M1, 5.700%, 7/25/34	286,205
A1	1,400	FBR Securitization Trust, Ser. 2005-2, Class M1, 0.724%, 9/25/35(g)	946,513
A1	640	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF6, Class M2, 0.684%, 5/25/36(g)	154,894
Ba3	520	Ser. 2005-FFH1, Class M2, 0.764%, 6/25/36(g)	55,715

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	43

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

RESIDENTIAL MORTGAGE BACKED SECURITIES (Continued)
Aa3	$192	Fremont Home Loan Trust, Ser. 2003-B, Class M1, 1.2938%, 12/25/33(g)	$142,840
Aaa	1,948	GSAMP Trust, Ser. 2004-FM1, Class M1, 1.2188%, 11/25/33(g)	1,596,690
Aaa	933	HFC Home Equity Home Loan Asset Backed Certificates, Ser. 2004-1, Class A, 0.595%, 9/20/33(g)	827,776
Aa1	1,030	Ser. 2006-1, Class M1, 0.525%, 1/20/36(g)	866,075
Baa1	618	Home Equity Asset Trust, Ser. 2003-5, Class M1, 1.2938%, 12/25/33(g)	450,130
Caa2	61	HSI Asset Securitization Corp. Trust, Ser. 2006-HE2, Class 2A1, 0.294%, 12/25/36(g)	42,302
Aa1	1,610	Long Beach Mortgage Loan Trust, Ser. 2004-01, Class M1, 0.744%, 2/25/34(g)	1,130,291
Aaa	14	Ser. 2004-4, Class 1A1, 0.524%, 10/25/34(g)	10,670
AAA(e)	664	Merrill Lynch Mortgage Investors Trust, Ser. 2004-OPT1, Class A2A, 0.604%, 6/25/35(g)	465,091
AAA(e)	1,674	Ser. 2004-OP1, Class A1A, 0.504%, 6/25/35(g)	1,299,477
Aa2	542	Morgan Stanley ABS Capital I, Ser. 2003-HE1, Class M1, 1.4438%, 5/25/33(g)	413,409
Aa1	1,650	Ser. 2004-OP1, Class M1, 0.824%, 11/25/34(g)	1,257,964
Aa1	1,384	Ser. 2004-WMC1, Class M1, 1.1738%, 6/25/34(g)	978,018
Aa2	1,009	Ser. 2004-NC1, Class M1, 0.944%, 12/25/33(g)	743,175
Aa1	1,514	Ser. 2004-WMC2, Class M1, 1.1588%, 7/25/34(g)	1,148,003
Aa2	1,698	New Century Home Equity Loan Trust, Ser. 2003-4, Class M1, 1.3687%, 10/25/33(g)	1,253,737

See Notes to Financial Statements.

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Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

RESIDENTIAL MORTGAGE BACKED SECURITIES (Continued)
Aa1	$1,600	Ser. 2004-4, Class M1, 0.754%, 2/25/35(g)	$1,091,805
Aa3	416	Residential Asset Mortgage Products, Inc., Ser. 2004-RS12, Class MII2, 1.0438%, 12/25/34(f)(g)	355,649
Aaa	400	Residential Asset Securities Corp., Ser. 2004-KS1, Class AI5, 5.221%, 2/25/34	309,362
Aa1	890	Ser. 2005-EMX4, Class A3, 0.584%, 11/25/35(g)	625,419
Baa1	234	Saxon Asset Securities Trust, Ser. 2002-2, Class M2, 1.9688%, 8/25/32(g)	89,172
Aaa	231	Ser. 2002-3, Class M1, 1.3687%, 12/25/32(g)	184,340
Caa1	900	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-FR1, Class M1, 0.644%, 11/25/35(g)	48,049
Aaa	647	Structured Asset Investment Loan Trust, Ser. 2003-BC8, Class 3A3, 1.1437%, 8/25/33(g)	493,698
BBB(e)	346	Structured Asset Securities Corp., Ser. 2002-HF2, Class M3, 3.2438%, 7/25/32(f)(g)	166,652

		Total residential mortgage backed securities	23,734,533

SOVEREIGNS 1.3%
Baa1	226,630	Hungary Government Bond (Hungary), Bonds, Ser. 15/A, 8.000%, 2/12/15	1,246,016
B2	255	Jamaica Government Bond (Jamaica), Sr. Unsub. Notes, 11.000%, 7/27/12	382,776
Baa1	1,000	Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, MTN, 8.000%, 9/24/22	1,230,000
Ba1	457	Peru Enhanced Pass-Through Finance Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A, Zero, 5/31/18(i)	348,502
Aa2	3,110	Poland Government Bond (Poland), Bonds, Ser. 1015, 6.250%, 10/24/15	1,099,476

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	45

Portfolio of Investments

as of October 31, 2009 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

SOVEREIGNS (Continued)
A2	$550	Poland Government International Bond (Poland), Sr. Unsec’d. Notes, 6.375%, 7/15/19	$605,638
A3	600	South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes, 7.375%, 4/25/12	658,500
B2	490	Ukraine Government International Bond (Ukraine), Bonds, 6.385%, 6/26/12	417,774

		Total sovereigns	5,988,682

STRUCTURED NOTES 0.8%
Caa3	1,542	Dow Jones CDX High Yield, Pass-Thru Certs., Ser. 5-T3, 144A, 8.250%, 12/29/10	1,597,548
Caa3	2,306	Ser. 6-T1, 144A, 8.625%, 6/29/11	2,455,357

		Total structured notes	4,052,905

U.S. GOVERNMENT TREASURY SECURITIES 0.8%
Aaa	3,380	United States Treasury Bonds, 4.250%, 5/15/39	3,387,922
Aaa	290	United States Treasury Notes, 3.625%, 8/15/19(b)	295,574

		Total U.S. government treasury securities	3,683,496

		Total long-term investments (cost $437,669,477)	448,953,570

	Shares
SHORT-TERM INVESTMENTS 14.6%

AFFILIATED MUTUAL FUNDS
	2,810,444	Dryden Core Investment Fund—Short Term Bond Series (cost $27,895,004)(d)	23,860,671
	45,740,557	Dryden Core Investment Fund—Taxable Money Market Series (cost $45,740,557; includes $25,948,955 of cash collateral received for securities on loan)(c)(d)	45,740,557

		Total affiliated mutual funds (cost $73,635,561)	69,601,228

		Total Investments, Before Security Sold Short 108.9% (cost $511,305,038)	518,554,798

See Notes to Financial Statements.

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Principal Amount (000)#		Description	Value (Note 1)

SECURITY SOLD SHORT (1.8%)

MORTGAGE BACKED SECURITY
	$8,000	Federal National Mortgage Association, 5.50%, TBA 30 YR (proceeds $8,363,906)	$(8,403,752)

		Total Investments, Net of Security Sold Short 107.1% (cost $502,941,132; Note 5)(k)	510,151,046
		Liabilities in excess of other assets(l) (7.1%)	(33,725,264)

		Net Assets 100.0%	$476,425,782

The following abbreviations are used in portfolio descriptions:

144A—Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

AUD—Australian Dollar

CAD—Canadian Dollars

EUR—Euro

GBP—British Pound

G.O.—General Obligation

HUF—Hungarian Forint

MTN—Medium Term Note

NR—Not rated by Moody’s or Standard & Poor’s

NZD—Norwegian Krone

NOK—New Zealand Dollar

SEK—Swedish Krona

PIK—Payment-In-Kind

PLN—Polish Zloty

TBA—To Be Announced Security

#	Unless otherwise stated, principal amounts are denominated in U.S. dollars.
†	The ratings reflected are as of October 31, 2009. Ratings of certain bonds may have changed subsequent to that date.
(a)	All or portion of security segregated as collateral for financial futures contracts.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $25,424,111; cash collateral of $25,948,955 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Short Term Bond Series and Dryden Core Investment Fund—Taxable Money Market Series.
(e)	Standard & Poor’s rating.

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	47

Portfolio of Investments

as of October 31, 2009 continued

(f)	Indicates securities that have been deemed illiquid.
(g)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2009.
(h)	Indicates a restricted security; the aggregate cost of such securities is $1,117,206. The aggregate value of $1,248,494 is approximately 0.3% of net assets.
(i)	Represents zero coupon bond. Rate shown reflects the effective yield at the time of purchase.
(j)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(k)	As of October 31, 2009, 2 securities representing $526,375 and 0.1% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.
(l)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures, forward foreign currency contracts and swaps as follows:

Open futures contracts outstanding at October 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2009	Unrealized Appreciation/ (Depreciation)
	Long Positions:
8	Euro Bond	Dec. 2009	$1,431,365	$1,435,152	$3,787
101	U.S. Treasury 2 Yr. Note	Dec. 2009	21,937,562	21,978,547	40,985
306	U.S. Long Bond	Dec. 2009	36,235,211	36,767,813	532,602

					$577,374

	Short Positions:
76	U.S. Treasury 5 Yr. Note	Dec. 2009	8,814,728	8,850,438	(35,710)
36	U.S. Treasury 10 Yr. Note	Dec. 2009	4,307,549	4,269,938	37,611

					$1,901

					$579,275

Forward foreign currency exchange contracts outstanding at October 31, 2009:

Foreign Currency Contracts	Counterparty	Contracts to Deliver		Payable at Settlement Date	Value at October 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased:
Australian Dollar expiring 11/23/09	Deutsche Bank AG	AUD	32,700	$29,897	$29,371	$(526)
Canadian Dollar expiring 11/1909	UBS AG	CAD	481,903	467,654	445,367	(22,287)
Euro expiring 11/25/09	JPMorgan Chase Securities	EUR	368,091	551,994	541,668	(10,326)
Norwegian Krone expiring 11/24/09	JPMorgan Chase Securities	NOK	3,967,802	703,220	692,337	(10,883)

See Notes to Financial Statements.

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Foreign Currency Contracts	Counterparty	Contracts to Deliver		Payable at Settlement Date	Value at October 31, 2009	Unrealized Appreciation/ (Depreciation)
New Zealand Dollar expiring 11/23/09	JPMorgan Chase Securities	NZD	664,072	$493,794	$475,736	$(18,058)
expiring 11/23/09	UBS AG	NZD	314,585	236,500	225,366	(11,134)
Polish Zloty expiring 11/24/09	Deutsche Bank AG	PLN	1,056,186	378,500	364,453	(14,047)
Pound Sterling expiring 11/25/09	CitiBank	GBP	435,952	723,452	715,391	(8,061)
expiring 11/25/09	JPMorgan Chase Securities	GBP	174,762	286,400	286,782	382
Swedish Krona expiring 11/24/09	UBS AG	SEK	3,143,915	451,016	443,336	(7,680)

						$(102,620)

Sold:
Australian Dollar expiring 11/23/09	Deutsche Bank AG	AUD	132,378	$121,304	$118,905	$2,399
Hungarian Forint expiring 11/24/09	UBS AG	HUF	110,053,077	610,944	587,078	23,866
New Zealand Dollar expiring 11/23/09	UBS AG	NZD	494,844	358,000	354,503	3,497
expiring 11/23/09	Citigroup, Inc.	NZD	488,029	358,000	349,620	8,380
Polish Zloty expiring 11/24/09	UBS AG	PLN	1,993,782	702,323	687,984	14,339

						$52,481

						$(50,139)

Interest rate swap agreements outstanding at October 31, 2009:

Counterparty	Termination Date	Notional Amount (000)#		Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A.(b)	8/15/2016		$2,740	3.243%	3 month LIBOR	$(6,206)	$—	$(6,206)
Citibank N.A.(b)	2/15/2025		7,960	4.098%	3 month LIBOR	(84,664)	—	(84,664)
Deutsche Bank AG(a)	8/12/2012	GBP	15,000	4.360%	3 month LIBOR	142,698	—	142,698

						$51,828	$—	$51,828

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	49

Portfolio of Investments

as of October 31, 2009 continued

(a)	The Portfolio pays the floating rate and receives the fixed rate.
(b)	The Portfolio pays the fixed rate and receives the floating rate.
#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at October 31, 2009:

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit default swaps on Corporate Issues—Buy Protections(1):
Barclays Bank PLC	6/20/2011	$835	5.000%	Gannett Co., Inc. 6.375%, due 4/01/12	$(33,470)	$(21,093)	$(12,377)
Citibank, N.A.	3/20/2012	2,500	5.000%	XL Capital Ltd. 5.250%, due 9/15/14	(243,594)	(120,569)	(123,025)
Citibank, NA	6/20/2014	1,700	1.000%	CBS Corp. 4.625%, due 5/15/18	51,829	121,274	(69,445)
Citibank, NA	6/20/2014	2,000	0.700%	United Parcel Service, Inc. 8.375%, due 4/1/30	(25,389)	—	(25,389)
Credit Suisse International	12/20/2012	3,500	1.000%	GATX Corp. 5.500%, due 2/15/12	34,245	36,739	(2,494)
Credit Suisse International	3/20/2015	1,885	1.000%	Toll Brothers, Inc. 5.150%, due 5/15/15	71,025	15,819	55,206
Deutsche Bank AG	6/20/2012	1,140	5.000%	Starwood Hotels & Resorts Holdings, Inc. 7.875%, due 5/01/12	(92,663)	(31,968)	(60,695)
Deutsche Bank AG	12/20/2012	1,650	1.000%	Block Financial LLC 5.125%, due 10/30/14	(28,502)	(19,850)	(8,652)
Deutsche Bank AG	6/20/2013	2,300	1.000%	Sealed Air Corp. 5.625%, due 7/15/13	(32,850)	35,635	(68,485)
Deutsche Bank AG	9/20/2013	965	1.000%	Masco Corp. 6.125%, due 10/03/16	39,456	35,421	4,035
Deutsche Bank AG	3/20/2014	380	7.050%	Starwood Hotels & Resorts Holdings, Inc. 7.875%, due 5/1/12	(73,799)	—	(73,799)
Deutsche Bank AG	6/20/2014	2,400	1.000%	R.R. Donnelly & Sons Co. 4.950%, due 4/01/14	118,838	178,896	(60,058)
Deutsche Bank AG	3/20/2018	1,300	3.700%	American International Group 6.250%, due 5/1/36	213,769	—	213,769
Goldman Sachs International	12/20/2011	1,140	1.000%	Lennar Corp. 6.500%, due 4/15/16	38,914	44,522	(5,608)
Goldman Sachs International	3/20/2014	1,250	0.700%	Duke Energy Corp. 5.650%, due 6/15/13	(13,713)	—	(13,713)
Goldman Sachs International	3/20/2014	2,000	5.300%	International Paper Co. 5.300%, due 4/1/15	(336,519)	—	(336,519)

See Notes to Financial Statements.

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Counterparty	Termination Date	Notional Amount (000)#(4)		Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	3/20/2014		$1,250	6.600%	Simon Property Group LP 5.250%, due 12/1/16	$(266,096)	$—	$(266,096)
JPMorgan Chase Bank	6/20/2014		1,450	5.000%	SLM Corp. 5.125%, due 8/27/12	134,191	256,716	(122,525)
JPMorgan Chase Bank	6/20/2016		1,250	1.500%	Embarq Corp. 7.082%, due 6/1/16	(57,989)	—	(57,989)
JPMorgan Chase Bank	9/20/2016		1,800	1.000%	R.R. Donnelley & Sons Co. 4.950%, due 4/01/14	151,873	220,084	(68,211)
JPMorgan Chase Bank	9/20/2019		1,650	1.000%	MeadWestvaco Corp. 7.950%, due 2/15/31	38,899	32,087	6,812
Merrill Lynch Capital Services, Inc.	9/20/2016		2,425	1.730%	Tyson Foods, Inc. 7.850%, due 4/1/16	109,242	—	109,242
Morgan Stanley Capital Services, Inc.	6/20/2013	EUR	1,300	1.650%	Itraxx Euro zero coupon, due 6/20/13	(53,605)	(36,252)	(17,353)
Morgan Stanley Capital Services, Inc.	12/20/2019		1,250	1.000%	Arrow Electronics, Inc. 6.875%, due 6/01/18	13,735	(10,083)	23,818

						$(242,173)	$737,378	$(979,551)

Counterparty	Termination Date	Implied Credit Spread at October 31, 2009(3)	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Credit default swaps on Corporate Issues—Sell Protections(2):
Deutsche Bank AG	3/20/2010	1.073%	$1,000	5.000%	ArcelorMittal 6.125%, due 6/1/18	$21,146	$(70,278)	$91,424

The Fund entered into credit default swaps as the protection seller on corporate issues to take an active position with respect to the likelihood of a particular issuer’s default or the referenced entity’s credit soundness.

#	Notional amount is shown in U.S. dollars unless otherwise stated.
(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	51

Portfolio of Investments

as of October 31, 2009 continued

the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer or credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Asset Backed Securities	$—	$17,369,739	$61,284
Bank Loans	—	13,939,868	—
Commercial Mortgage Backed Securities	—	77,734,752	—
Commercial Mortgage Obligations	—	7,169,092	—
Corporate Bonds	—	211,887,256	—
Foreign Agencies	—	12,127,093	—
Mortgage Backed Securities—Long	—	67,615,879	—
Municipal Bonds	—	3,588,991	—
Residential Mortgage-Backed Securities	—	23,269,442	465,091
Sovereigns	—	5,988,682	—
Structured Notes	—	4,052,905	—
U.S. Government Treasury Securities	—	3,683,496	—

See Notes to Financial Statements.

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	Level 1	Level 2	Level 3
Affiliated Mutual Funds	$69,601,228	$—	$—
Mortgage Backed Securities—Short	—	(8,403,752)	—

	69,601,228	440,023,443	526,375
Other Financial Instruments*	579,275	(886,438)	—

Total	$70,180,503	$439,137,005	$526,375

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3), were used in determining fair value:

	Asset Backed Securities	Residential Mortgage Backed Securities	Other Financial Instruments
Balance as of 10/31/08	$212,690	$—	$3,638,558
Realized gain (loss)	—	—	—	*
Change in unrealized appreciation (depreciation)	4,257	229,665	(3,638,558)
Earned amortization/accretion	—	9,525	—
Net purchases (sales)	(155,663)	225,901	—
Transfers in and/or out of Level 3	—	—	—

Balance as of 10/31/09	$61,284	$465,091	$—

*	The realized gain/loss earned during the period for other financial instruments was $3,316,394.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2009 were as follows:

Commercial Mortgage-Backed Securities	16.3%
Affiliated Mutual Funds (including 5.4% of collateral received for securities on loan)	14.6
Mortgage-Backed Securities	14.2
Banking	6.1
Residential Mortgage-Backed Securities	5.0
Asset Backed Securities	3.7
Electric	3.7
Health Care & Pharmaceutical	3.3
Non-Captive Finance	3.3
Telecommunications	3.3
Media & Entertainment	2.9
Technology	2.6
Foreign Agencies	2.5

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	53

Portfolio of Investments

as of October 31, 2009 continued

Industry (cont’d.)
Foods	2.1%
Insurance	2.1
Cable	1.7
Capital Goods	1.5
Commercial Mortgage Obligations	1.5
Real Estate Investment Trusts	1.5
Sovereigns	1.3
Building Materials & Construction	1.2
Metals	1.2
Energy-Other	1.1
Paper	1.1
Airlines	1.0
Chemicals	1.0
Health Care Insurance	1.0
Packaging	1.0
Municipal Bonds	0.8
Structured Notes	0.8
U.S. Government Treasury Securities	0.8
Energy-Integrated	0.7
Pipelines & Other	0.7
Retailers	0.7
Tobacco	0.7
Gaming	0.5
Lodging	0.5
Aerospace/Defense	0.4
Consumer	0.2
Railroads	0.2
Brokerage	0.1

108.9
Security Sold Short	(1.8)
Liabilities in excess of other assets	(7.1)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

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Fair values of derivative instruments as of October 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on interest rate and credit default swaps	$504,306		Unrealized depreciation on interest rate and credit default swaps	$1,392,433
Credit contracts	Premiums for swaps purchased	977,193		Premiums for swaps written	310,093
Foreign exchange contracts	Unrealized appreciation on forward currency contracts	52,863		Unrealized depreciation on forward currency contracts	103,002
Interest rate contracts	Due from broker— variation margin	579,275	*	—	—
Interest rate contracts	Unrealized appreciation on interest rate and credit default swaps	142,698		Unrealized depreciation on interest rate and credit default swaps	90,870

Total		$2,256,335			$1,896,398

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Contracts	Futures	Swaps	Purchased Options	Written Options	Total
Credit contracts	$—	$—	$3,192,837	$—	$—	$3,192,837
Foreign exchange contracts	(55,805)	—	—	—	—	(55,805)
Interest rate contracts	—	4,680,584	808,485	(69,127)	27,953	5,447,895

Total	$(55,805)	$4,680,584	4,001,322	$(69,127)	$27,953	$8,584,927

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	55

Portfolio of Investments

as of October 31, 2009 continued

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Contracts	Futures	Swaps	Total
Credit contracts	$—	$—	$(5,374,332)	$(5,374,332)
Foreign exchange contracts	95,201	—	—	95,201
Interest rate contracts	—	1,087,017	33,774	1,120,791

Total	$95,201	$1,087,017	$(5,340,558)	$(4,158,340)

For the year ended October 31, 2009, the Fund’s average volume of derivative activities are as follows:

Futures Long Position	Futures Short Position	Forward Currency Contracts-Purchased	Forward Currency Contracts-Sold
(Value at Trade Date $49,014,993)	(Value at Trade Date $8,952,271)	(Value at Settlement Date $1,814,726)	(Value at Settlement Date $2,924,744)

Interest Rate Swaps (000)	Credit Default Swaps as buyer (000)	Credit Default Swaps as writer (000)
(Notional Amount in USD $16,183)	(Notional Amount in USD $23,037)	(Notional Amount in USD $3,739)

See Notes to Financial Statements.

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Financial Statements

OCTOBER 31, 2009	ANNUAL REPORT

Dryden Total Return Bond Fund, Inc.

Statement of Assets and Liabilities

as of October 31, 2009

Assets
Investments, at value including securities on loan of $25,424,111:
Unaffiliated investments (cost $437,669,477)	$448,953,570
Affiliated investments (cost $73,635,561)	69,601,228
Cash	17,076
Receivable for investments sold	23,864,900
Dividends and interest receivable	5,179,234
Premiums for swaps purchased	977,193
Receivable for Fund shares sold	865,401
Unrealized appreciation on interest rate and credit default swaps	647,004
Due from broker-variation margin	423,885
Unrealized appreciation on forward currency contracts	52,863
Prepaid expenses	12,464

Total assets	550,594,818

Liabilities
Payable for investments purchased	32,695,130
Payable to broker for collateral for securities on loan	25,948,955
Security sold short, at value (proceeds $8,363,906)	8,403,752
Payable for Fund shares reacquired	3,869,745
Unrealized depreciation on interest rate and credit default swaps	1,483,303
Income distribution payable	547,499
Accrued expenses	424,739
Premiums for swaps written	310,093
Distribution fee payable	138,958
Management fee payable	138,062
Unrealized depreciation on forward currency contracts	103,002
Affiliated transfer agent fee payable	73,048
Deferred directors’ fees	32,750

Total liabilities	74,169,036

Net Assets	$476,425,782

Net assets were comprised of:
Common stock, at par	$36,084
Paid-in capital in excess of par	479,732,310

479,768,394
Distributions in excess of net investment income	(643,399)
Accumulated net realized loss on investments and foreign currency transactions	(9,578,889)
Net unrealized appreciation on investments and foreign currencies	6,879,676

Net assets, October 31, 2009	$476,425,782

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($290,709,408 ÷ 22,011,607 shares of common stock issued and outstanding)	$13.21
Maximum sales charge (4.50% of offering price)	.62

Maximum offering price to public	$13.83

Class B
Net asset value, offering price and redemption price per share ($40,280,663 ÷ 3,049,900 shares of common stock issued and outstanding)	$13.21

Class C
Net asset value, offering price and redemption price per share ($53,687,713 ÷ 4,068,201 shares of common stock issued and outstanding)	$13.20

Class L
Net asset value, offering price and redemption price per share ($10,819,936 ÷ 819,328 shares of common stock issued and outstanding)	$13.21
Maximum sales charge (4.25% of offering price)	.59

Maximum offering price to public	$13.80

Class M
Net asset value, offering price and redemption price per share ($14,153,355 ÷ 1,071,549 shares of common stock issued and outstanding)	$13.21

Class R
Net asset value, offering price and redemption price per share ($1,126 ÷ 85.266 shares of common stock issued and outstanding)	$13.20

Class X
Net asset value, offering price and redemption price per share ($6,494,475 ÷ 490,816 shares of common stock issued and outstanding)	$13.23

Class Z
Net asset value, offering price and redemption price per share ($60,279,106 ÷ 4,572,787 shares of common stock issued and outstanding)	$13.18

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	59

Statement of Operations

Year Ended October 31, 2009

Net Investment Income
Income
Interest income	$22,122,331
Affiliated dividend income	718,253
Affiliated income from securities loaned, net	65,771

Total income	22,906,355

Expenses
Management fee	2,095,618
Distribution fee—Class A	649,051
Distribution fee—Class B	334,169
Distribution fee—Class C	347,547
Distribution fee—Class L	53,306
Distribution fee—Class M	188,753
Distribution fee—Class R	5
Distribution fee—Class X	18,176
Transfer agent’s fee and expenses (including affiliated expense of $371,600) (Note 3)	755,000
Custodian’s fees and expenses	234,000
Reports to shareholders	137,000
Registration fees	116,000
Audit fee	42,000
Directors’ fees	28,000
Legal fees and expenses	26,000
Insurance	9,000
Miscellaneous	23,316

Total expenses	5,056,941
Expense reimbursement (Note 2)	(937,417)

Net expenses	4,119,524

Net investment income	18,786,831

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated: $(12,232))	(1,353,745)
Foreign currency transactions	(118,797)
Financial futures transactions	4,680,584
Short sales transactions	(219,375)
Swaps	4,001,322
Written option transactions	27,953

7,017,942

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $1,072,056)	66,367,848
Foreign currencies	128,833
Financial futures contracts	1,087,017
Short sales	(128,754)
Swaps	(5,340,558)

62,114,386

Net gain on investments and foreign currency transactions	69,132,328

Net Increase In Net Assets Resulting From Operations	$87,919,159

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$18,786,831	$21,721,571
Net realized gain on investments and foreign currency transactions	7,017,942	3,153,081
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	62,114,386	(53,097,265)

Net increase (decrease) in net assets resulting from operations	87,919,159	(28,222,613)

Dividends from net investment income (Note 1)
Class A	(12,551,178)	(12,179,454)
Class B	(1,954,138)	(3,043,149)
Class C	(2,004,922)	(1,988,011)
Class L	(492,884)	(621,994)
Class M	(792,595)	(1,610,480)
Class R	(45)	(36)
Class X	(371,609)	(524,354)
Class Z	(1,594,177)	(1,126,671)

	(19,761,548)	(21,094,149)

Capital Contributions
Class X	8,530	8,015

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	117,354,545	99,148,934
Net asset value of shares issued in reinvestment of dividends	17,267,456	18,621,331
Cost of shares reacquired	(123,832,220)	(135,528,285)

Net increase (decrease) in net assets from Fund share transactions	10,789,781	(17,758,020)

Total increase (decrease)	78,955,922	(67,066,767)

Net Assets
Beginning of year	397,469,860	464,536,627

End of year(a)	$476,425,782	$397,469,860

(a) Includes undistributed net investment income of:	$—	$770,856

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	61

Notes to Financial Statements

Dryden Total Return Bond Fund, Inc. (the “Fund”), incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is total return. The Fund seeks to achieve its objective through a mix of current income and capital appreciation as determined by the Fund’s investment adviser. This means we invest at least 80% of the Fund’s investable assets in debt securities, including U.S. Government securities, mortgage-related securities, corporate securities and foreign securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange other than options on securities and indices are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the

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issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign

Dryden Total Return Bond Fund, Inc.	63

Notes to Financial Statements

continued

currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures transactions. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Foreign Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward

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currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options contracts against default.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange

Dryden Total Return Bond Fund, Inc.	65

Notes to Financial Statements

continued

the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest rate swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit default swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may use credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less

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expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund as a seller of protection could be required to make under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of year end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Total return swap: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a

Dryden Total Return Bond Fund, Inc.	67

Notes to Financial Statements

continued

specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to equity risk exposure in the normal course of pursuing its investment objectives. The Fund may enter into total return swaps to manage their exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Fund, from the point of entering into the contract. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2009, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination. Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Fund at October 31, 2009 include registration rights under which the Fund may demand

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registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Short Sales: The Fund may enter into short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on debt securities as adjustments to

Dryden Total Return Bond Fund, Inc.	69

Notes to Financial Statements

continued

interest income. Net investment income or loss (other than distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends of net investment income daily and payment is made monthly. Distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distribution in excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

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The management fee paid to PI is accrued daily and payable monthly, at an annual rate of 0.50 of 1% of the Fund’s average daily net assets up to $1 billion and 0.45 of 1% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was 0.50 of 1% for the year ended October 31, 2009.

PI has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M, R and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30 of 1%, 1%, 1%, 0.50 of 1%, 1%, 0.75 of 1% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. For the year ended October 31, 2009, PIMS contractually agreed to limit such fees to 0.25 of 1%, 0.75 of 1% and 0.50 of 1% of the daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has voluntarily agreed to limit such fees to 0.75 of 1% of the daily net assets on Class B. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Management has received the maximum allowable amount of sales charges for Class X in accordance with regulatory limits. As such, any contingent deferred sales charges received by the Manager are contributed back into the Fund and included in the Statement of Changes and Financial Highlights as a contribution to capital.

During the year ended October 31, 2008, management determined that Class X shareholders had been charged sales charges in excess of regulatory limits. The Manager has paid the class for the overcharge which is reflected as an increase in net investment income, an increase in distributions from net investment income related to Class X, and capital contributions to Class X in the Statement of Changes for the year ended October 31, 2008. The impact is also reflected in the Financial Highlights for the year ended October 31, 2008 and period ended October 31, 2007.

Dryden Total Return Bond Fund, Inc.	71

Notes to Financial Statements

continued

PIMS has advised the Fund that it has received $267,585 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2009. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2009, it received $1,649, $93,988, $7,050 and $28,380 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C and Class M shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing, LLC (“First Clearing”) and Wells Fargo Advisors, LLC (“Wells Fargo”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2009, the Fund incurred approximately $157,200 in total networking fees, of which $57,300 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended October 31, 2009, PIM has been compensated approximately $27,300 for these services.

The Fund invests in the Short Term Bond Series, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Taxable Money Market Series (the “Portfolios”) of the Dryden Core Investment Fund. The Portfolios are mutual funds registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2009 aggregated $1,633,727,006 and $1,646,461,174, respectively. United States government securities represent $408,711,398 and $414,576,308 of those purchases and sales, respectively.

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Transactions in options written during the year ended October 31, 2009, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at October 31, 2008	$—	$—
Options written	(86)	(74,215)
Options terminated in closing purchase transactions	86	74,215
Options expired	—	—
Options outstanding at October 31, 2009	—	—

	$—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-dividend date. In order to present distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended October 31, 2009, the adjustments were to increase distributions in excess of net investment income and to decrease accumulated net realized loss on investments and foreign currency transactions by $439,538, due to difference for financial and tax reporting purposes in the treatment of accreting market discount and amortization of premiums, certain transactions involving foreign currencies, swaps, paydown gains/losses, and other book to tax adjustments. Net investment income, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2009 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$511,756,474	$24,782,972	$(17,984,648)	$6,798,324	$(951,202)	$5,847,122

The difference between book and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums and deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation/depreciation on foreign currencies, swaps, short sales and other book to tax adjustments.

Dryden Total Return Bond Fund, Inc.	73

Notes to Financial Statements

continued

For the year ended October 31, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets, was $19,761,548 from ordinary income. For the year ended October 31, 2008, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $21,087,721 from ordinary income.

As of October 31, 2009, accumulated undistributed earnings on a tax basis of $143,088. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

For federal tax purposes, the Fund had a capital loss carryforward as of October 31, 2009 of approximately $8,846,000 of which $2,362,000 expires in 2010, $45,000 expires in 2013 and $6,439,000 expires in 2014. The Fund utilized approximately $7,984,000 of its capital loss carryforward to offset net taxable gains realized in the year ended October 31, 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realized the full benefit prior to the expiration date.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 4.50% and 4.25%, respectively. Investors who purchase $1 million or more of Class A or Class L shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, but are not subject to an initial sales charge. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a

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quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and Class X shares are sold with a CDSC that declines from 6% to zero depending on the period of time the shares are held. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class X shares will automatically convert to Class A shares approximately 10 years after purchase. Class L, Class M and Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain Strategic Partners and JennisonDryden funds. Class R and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

There are 2 billion shares of common stock authorized, $.001 par value per share, divided into eight classes, designated Class A, Class B, Class C, Class L, Class M, Class X, Class R and Class Z shares, each of which consists of 500 million, 500 million, 400 million, 100 million, 100 million, 200 million, 100 million and 100 million shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2009:
Shares sold	3,987,788	$47,784,664
Shares issued in reinvestment of dividends	915,619	10,997,060
Shares reacquired	(6,164,618)	(74,102,048)

Net increase (decrease) in shares outstanding before conversion	(1,261,211)	(15,320,324)
Shares issued upon conversion from Class B, Class M and Class X	2,388,827	28,459,144

Net increase (decrease) in shares outstanding	1,127,616	$13,138,820

Year ended October 31, 2008:
Shares sold	3,680,371	$45,716,695
Shares issued in reinvestment of dividends	875,968	10,848,043
Shares reacquired	(5,324,966)	(65,552,250)

Net increase (decrease) in shares outstanding before conversion	(768,627)	(8,987,512)
Shares issued upon conversion from Class B, Class M and Class X	2,386,375	29,611,916

Net increase (decrease) in shares outstanding	1,617,748	$20,624,404

Dryden Total Return Bond Fund, Inc.	75

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended October 31, 2009:
Shares sold	767,927	$9,249,342
Shares issued in reinvestment of dividends	144,401	1,720,569
Shares reacquired	(1,077,025)	(12,750,086)

Net increase (decrease) in shares outstanding before conversion	(164,697)	(1,780,175)
Shares reacquired upon conversion into Class A	(1,521,521)	(18,061,781)

Net increase (decrease) in shares outstanding	(1,686,218)	$(19,841,956)

Year ended October 31, 2008:
Shares sold	873,832	$10,880,399
Shares issued in reinvestment of dividends	216,622	2,687,263
Shares reacquired	(1,339,139)	(16,464,590)

Net increase (decrease) in shares outstanding before conversion	(248,685)	(2,896,928)
Shares reacquired upon conversion into Class A	(1,338,460)	(16,594,671)

Net increase (decrease) in shares outstanding	(1,587,145)	$(19,491,599)

Class C
Year ended October 31, 2009:
Shares sold	1,305,936	$15,665,648
Shares issued in reinvestment of dividends	129,949	1,557,887
Shares reacquired	(1,030,368)	(12,323,541)

Net increase (decrease) in shares outstanding	405,517	$4,899,994

Year ended October 31, 2008:
Shares sold	948,989	$11,761,501
Shares issued in reinvestment of dividends	131,558	1,629,798
Shares reacquired	(1,181,698)	(14,586,756)

Net increase (decrease) in shares outstanding	(101,151)	$(1,195,457)

Class L
Year ended October 31, 2009:
Shares sold	24,729	$302,297
Shares issued in reinvestment of dividends	39,747	475,226
Shares reacquired	(235,811)	(2,804,378)

Net increase (decrease) in shares outstanding	(171,335)	$(2,026,855)

Year ended October 31, 2008:
Shares sold	37,809	$461,184
Shares issued in reinvestment of dividends	48,406	600,365
Shares reacquired	(292,290)	(3,611,473)

Net increase (decrease) in shares outstanding	(206,075)	$(2,549,924)

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Class M	Shares	Amount
Year ended October 31, 2009:
Shares sold	63,519	$753,372
Shares issued in reinvestment of dividends	55,114	653,829
Shares reacquired	(547,065)	(6,410,086)

Net increase (decrease) in shares outstanding before conversion	(428,432)	(5,002,885)
Shares reacquired upon conversion into Class A	(710,593)	(8,543,156)

Net increase (decrease) in shares outstanding	(1,139,025)	$(13,546,041)

Year ended October 31, 2008:
Shares sold	260,988	$3,258,165
Shares issued in reinvestment of dividends	109,267	1,358,082
Shares reacquired	(1,221,562)	(15,156,558)

Net increase (decrease) in shares outstanding before conversion	(851,307)	(10,540,311)
Shares reacquired upon conversion into Class A	(983,810)	(12,280,008)

Net increase (decrease) in shares outstanding	(1,835,117)	$(22,820,319)

Class R
Year ended October 31, 2009:
Shares sold	2	$20
Shares issued in reinvestment of dividends	4	45
Shares reacquired	(2)	(20)

Net increase (decrease) in shares outstanding	4	$45

Period January 14, 2008* through October 31, 2008:
Shares sold	78	$1,000
Shares issued in reinvestment of dividends	3	34
Shares reacquired	—	(3)

Net increase (decrease) in shares outstanding	81	$1,031

Class X
Year ended October 31, 2009:
Shares sold	70,505	$806,972
Shares issued in reinvestment of dividends	30,524	364,140
Shares reacquired	(186,587)	(2,186,825)

Net increase (decrease) in shares outstanding before conversion	(85,558)	(1,015,713)
Shares reacquired upon conversion into Class A	(153,036)	(1,854,207)

Net increase (decrease) in shares outstanding	(238,594)	$(2,869,920)

Year ended October 31, 2008:
Shares sold	68,541	$850,824
Shares issued in reinvestment of dividends	40,977	508,208
Shares reacquired	(261,059)	(3,226,506)

Net increase (decrease) in shares outstanding before conversion	(151,541)	(1,867,474)
Shares reacquired upon conversion into Class A	(61,361)	(737,237)

Net increase (decrease) in shares outstanding	(212,902)	$(2,604,711)

Dryden Total Return Bond Fund, Inc.	77

Notes to Financial Statements

continued

Class Z	Shares	Amount
Year ended October 31, 2009:
Shares sold	3,462,626	$42,792,230
Shares issued in reinvestment of dividends	123,282	1,498,700
Shares reacquired	(1,118,387)	(13,255,236)

Net increase (decrease) in shares outstanding	2,467,521	$31,035,694

Year ended October 31, 2008:
Shares sold	2,120,269	$26,219,166
Shares issued in reinvestment of dividends	80,144	989,538
Shares reacquired	(1,383,961)	(16,930,149)

Net increase (decrease) in shares outstanding	816,452	$10,278,555

*	Inception date.

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 20, 2010. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund did not utilize the line of credit during the year ended October 31, 2009.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through December 23, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Financial Highlights

OCTOBER 31, 2009	ANNUAL REPORT

Dryden Total Return Bond Fund, Inc.

Financial Highlights

	Class A

	Year Ended October 31,
	2009(a)	2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.26	$12.62

Income (loss) from investment operations
Net investment income	.55	.61
Net realized and unrealized gain (loss) on investment transactions	1.98	(1.38)

Total from investment operations	2.53	(.77)

Less Dividends
Dividends from net investment income	(.58)	(.59)

Net asset value, end of period	$13.21	$11.26

Total Return(c):	23.09%	(6.36)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$290,709	$235,064
Average net assets (000)	$259,620	$253,885
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	.85%	.91%
Expenses, excluding distribution and service (12b-1) fees	.60%	.66%
Net investment income	4.61%	4.93%
For Classes A, B, C, L, M, R, X and Z:
Portfolio turnover rate	397%	512%

(a)	Calculations are based on average shares outstanding during the period.
(b)	For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.07%, 0.82% and 4.39%, respectively, for the year ended October 31, 2009 and 1.07%, 0.82% and 4.77%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

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Class A
Ten-Month Period Ended October 31, 2007(a)(b)		Year Ended December 31,
		2006(a)	2005(a)	2004

$12.59		$12.67	$12.94	$12.89

.54		.62	.54	.50
.01		(.08)	(.22)	.11

.55		.54	.32	.61

(.52)		(.62)	(.59)	(.56)

$12.62		$12.59	$12.67	$12.94

4.30%		4.39%	2.50%	4.87%

$243,079		$212,105	$173,946	$139,515
$237,573		$194,447	$152,629	$134,071

1.01	%(f)	1.13%	1.16%	1.13%
.76	%(f)	.88%	.91%	.88%
5.10	%(f)	4.97%	4.21%	3.85%

326	%(g)	387%	264%	384%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	81

Financial Highlights

continued

	Class B

	Year Ended October 31,
	2009(a)	2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.25	$12.61

Income (loss) from investment operations
Net investment income	.49	.55
Net realized and unrealized gain (loss) on investment transactions	1.99	(1.38)

Total from investment operations	2.48	(.83)

Less Dividends
Dividends from net investment income	(.52)	(.53)

Net asset value, end of period	$13.21	$11.25

Total Return(c):	22.59%	(6.83)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$40,281	$53,291
Average net assets (000)	$44,554	$70,583
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(f)	1.35%	1.41%
Expenses, excluding distribution and service (12b-1) fees	.60%	.66%
Net investment income	4.12%	4.45%

(a)	Calculations are based on average shares outstanding during the period.
(b)	For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.57%, 0.82% and 3.89%, respectively, for the year ended October 31, 2009 and 1.57%, 0.82% and 4.29%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	The distributor of the Fund has voluntarily agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average net assets.

See Notes to Financial Statements.

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Class B
Ten-Month Period Ended October 31, 2007(a)(b)		Year Ended December 31,
		2006(a)	2005(a)	2004

$12.59		$12.67	$12.93	$12.89

.49		.52	.44	.40
(.01)		(.08)	(.21)	.11

.48		.44	.23	.51

(.46)		(.52)	(.49)	(.47)

$12.61		$12.59	$12.67	$12.93

3.76%		3.59%	1.80%	4.01%

$79,746		$65,239	$91,469	$124,469
$81,856		$77,544	$109,484	$138,339

1.56	%(e)	1.88%	1.91%	1.88%
.76	%(e)	.88%	.91%	.88%
4.57	%(e)	4.18%	3.46%	3.10%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	83

Financial Highlights

continued

	Class C

	Year Ended October 31,
	2009(a)	2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.25	$12.61

Income (loss) from investment operations
Net investment income	.49	.55
Net realized and unrealized gain (loss) on investment transactions	1.98	(1.38)

Total from investment operations	2.47	(.83)

Less Dividends
Dividends from net investment income	(.52)	(.53)

Net asset value, end of period	$13.20	$11.25

Total Return(c):	22.51%	(6.83)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$53,688	$41,201
Average net assets (000)	$46,340	$46,126
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.35%	1.41%
Expenses, excluding distribution and service (12b-1) fees	.60%	.66%
Net investment income	4.11%	4.45%

(a)	Calculations are based on average shares outstanding during the period.
(b)	For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.57%, 0.82% and 3.89%, respectively, for the year ended October 31, 2009 and 1.57%, 0.82% and 4.28%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average net assets.
(f)	Annualized.

See Notes to Financial Statements.

84	Visit our website at www.jennisondryden.com

Class C
Ten-Month Period Ended October 31, 2007(a)(b)		Year Ended December 31,
		2006(a)	2005(a)	2004

$12.59		$12.67	$12.93	$12.89

.51		.56	.48	.43
(.02)		(.08)	(.22)	.11

.49		.48	.26	.54

(.47)		(.56)	(.52)	(.50)

$12.61		$12.59	$12.67	$12.93

3.80%		4.03%	2.06%	4.27%

$47,465		$13,555	$14,646	$16,955
$42,213		$13,295	$15,940	$18,149

1.51	%(f)	1.63%	1.66%	1.63%
.76	%(f)	.88%	.91%	.88%
4.59	%(f)	4.45%	3.71%	3.35%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	85

Financial Highlights

continued

	Class L
	Year Ended October 31,		March 5, 2007(a) through October 31,
	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.25	$12.62	$12.69

Income (loss) from investment operations
Net investment income	.52	.57	.40
Net realized and unrealized gain (loss) on investment transactions	1.99	(1.38)	(.08)

Total from investment operations	2.51	(.81)	.32

Less Dividends
Dividends from net investment income	(.55)	(.56)	(.39)

Net asset value, end of period	$13.21	$11.25	$12.62

Total Return(c):	22.90%	(6.67)%	2.41%
Ratios/Supplemental Data:
Net assets, end of period (000)	$10,820	$11,149	$15,099
Average net assets (000)	$10,661	$13,644	$16,876
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.10%	1.16%	1.26	%(e)
Expenses, excluding distribution and service (12b-1) fees	.60%	.66%	.76	%(e)
Net investment income	4.37%	4.69%	4.84	%(e)

(a)	Inception date of Class L shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.32%, 0.82% and 4.14%, respectively, for the year ended October 31, 2009 and 1.32%, 0.82% and 4.53%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

86	Visit our website at www.jennisondryden.com

	Class M
	Year Ended October 31,		March 5, 2007(a) through October 31,
	2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.25	$12.61	$12.68

Income (loss) from investment operations
Net investment income	.46	.55	.37
Net realized and unrealized gain (loss) on investment transactions	1.99	(1.38)	(.09)

Total from investment operations	2.45	(.83)	.28

Less Dividends
Dividends from net investment income	(.49)	(.53)	(.35)

Net asset value, end of period	$13.21	$11.25	$12.61

Total Return(c):	22.29%	(6.86)%	2.08%
Ratios/Supplemental Data:
Net assets, end of period (000)	$14,153	$24,877	$51,025
Average net assets (000)	$18,875	$37,597	$62,106
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.60%	1.45%	1.76	%(e)
Expenses, excluding distribution and service (12b-1) fees	.60%	.66%	.76	%(e)
Net investment income	3.88%	4.42%	4.35	%(e)

(a)	Inception date of Class M shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.82%, 0.82% and 3.65%, respectively, for the year ended October 31, 2009 and 1.61%, 0.82% and 4.26%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	87

Financial Highlights

continued

	Class R
	Year Ended October 31, 2009(b)	January 14, 2008(a) through October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.26	$12.71

Income (loss) from investment operations
Net investment income	.52	.46
Net realized and unrealized gain (loss) on investment transactions	1.97	(1.46)

Total from investment operations	2.49	(1.00)

Less Dividends
Dividends from net investment income	(.55)	(.45)

Net asset value, end of period	$13.20	$11.26

Total Return(c):	22.64%	(8.12)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1	$1
Average net assets (000)	$1	$1
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.10%	1.16	%(f)
Expenses, excluding distribution and service (12b-1) fees	.60%	.66	%(f)
Net investment income	4.31%	5.85	%(f)

(a)	Inception date of Class R shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.32%, 0.82% and 4.09%, respectively, for the year ended October 31, 2009 and 1.32%, 0.82% and 5.69%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average net assets.
(f)	Annualized.

See Notes to Financial Statements.

88	Visit our website at www.jennisondryden.com

	Class X
	Year Ended October 31,		March 5, 2007(a) through October 31, 2007(b)(f)
	2009(b)	2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.28	$12.62	$12.69

Income (loss) from investment operations
Net investment income	.55	.64	.44
Net realized and unrealized gain (loss) on investment transactions	1.99	(1.38)	(.07)

Total from investment operations	2.54	(.74)	.37

Less Dividends
Dividends from net investment income	(.60)	(.61)	(.45)

Capital Contributions	.01	.01	.01

Net asset value, end of period	$13.23	$11.28	$12.62

Total Return(c):	23.26%	(6.06)%	2.77%
Ratios/Supplemental Data:
Net assets, end of period (000)	$6,494	$8,229	$11,879
Average net assets (000)	$7,270	$10,631	$12,751
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.85%	.85%	.76	%(e)
Expenses, excluding distribution and service (12b-1) fees	.60%	.66%	.76	%(e)
Net investment income	4.64%	5.15%	5.34	%(e)

(a)	Inception date of Class X shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.07%, 0.82% and 4.41%, respectively, for the year ended October 31, 2009 and 1.01%, 0.82% and 4.99%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of the regulatory limits. Total return has not been adjusted to reflect the manager payment for sales charges in excess of the regulatory limits.

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	89

Financial Highlights

continued

	Class Z

	Year Ended October 31,
	2009(a)	2008(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$11.24	$12.60

Income (loss) from investment operations
Net investment income	.58	.64
Net realized and unrealized gain (loss) on investment transactions	1.97	(1.37)

Total from investment operations	2.55	(.73)

Less Dividends
Dividends from net investment income	(.61)	(.63)

Net asset value, end of period	$13.18	$11.24

Total Return(c):	23.35%	(6.13)%
Ratios/Supplemental Data:
Net assets, end of period (000)
Average net assets (000)	$60,279	$23,658
	$31,795	$22,302
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.60%	.66%
Expenses, excluding distribution and service (12b-1) fees	.60%	.66%
Net investment income	4.86%	5.19%

(a)	Calculations are based on average shares outstanding during the period.
(b)	For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	The Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 0.82%, 0.82% and 4.65%, respectively, for the year ended October 31, 2009 and 0.82%, 0.82% and 5.03%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

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Class Z
Ten-Month Period Ended October 31, 2007(a)(b)		Year Ended December 31,
		2006(a)	2005(a)	2004

$12.57		$12.66	$12.93	$12.88

.56		.63	.54	.53
.02		(.06)	(.19)	.11

.58		.57	.35	.64

(.55)		(.66)	(.62)	(.59)

$12.60		$12.57	$12.66	$12.93

4.51%		4.61%	2.75%	5.13%

$16,233		$14,871	$19,963	$60,617
$15,145		$15,799	$25,208	$59,736

.76	%(e)	.88%	.91%	.88%
.76	%(e)	.88%	.91%	.88%
5.35	%(e)	5.16%	4.45%	4.10%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	91

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Dryden Total Return Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Total Return Bond Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, the ten-month period ended October 31, 2007 and each of the years in the three-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2009

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s fiscal year end, October 31, 2009 as to the federal income tax status of dividends paid by the Fund during such fiscal year. We are advising you that during its fiscal year ended October 31, 2009, the Fund paid ordinary income dividends of $0.58 per Class A share, $0.52 per Class B share, $0.52 per Class C share, $0.55 per Class L share, $0.49 per Class M share, $0.55 per Class R share, $0.60 per Class X share and $0.61 per Class Z share, respectively.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 26.14% of the dividends paid by the Fund qualifies for such deduction.

For the fiscal year ended October 31, 2009, the Fund designates the maximum amount allowable but not less than 75.64% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2010, you will be advised on IRS 1099DIV or substitute Form 1099, as to the federal tax status of the dividends received by you in calendar year 2009.

Dryden Total Return Bond Fund, Inc.	93

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 57	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Dryden Total Return Bond Fund, Inc.

[1]	The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2003; Richard A. Redeker, 1994; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003.

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Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Dryden Total Return Bond Fund, Inc.

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes the interested Board Member who also serve as President.

[1]	The year that each individual became an Officer of the Fund is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006, Grace C. Torres, 1996; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Dryden Total Return Bond Fund (the “Fund”) consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with

Dryden Total Return Bond Fund, Inc.

Approval of Advisory Agreements (continued)

respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports

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from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (the Lipper Intermediate Investment-Grade Debt Funds Performance Universe) was in the second quartile over the three-, five-, and ten-year periods, and in the third quartile over the one-year period. The Board noted that the Fund underperformed its benchmark index over all periods. The Board further noted that the Fund outperformed its benchmark index and Peer Universe median with a second quartile ranking for the first quarter of 2009, and that the Fund’s recent outperformance positively affected the Fund’s longer-term performance record. The Board concluded that, in light of the Fund’s competitive performance vis-à-vis its Peer Universe, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered the Fund’s actual management fees (which reflects any subsidies, expense caps or waivers) was in the Expense Group’s first quartile, and that the Fund’s total expenses were in the Expense Group’s third quartile. The Board noted that the Fund’s total expenses were only 4.9 basis points above the median total expenses for all funds included in the Expense Group. The Board considered that PI has agreed to reimburse expenses and/or waive fees so that the Fund’s annual operating expenses do not exceed 0.60% (exclusive of 12b-1 fees and certain other fees) of the Fund’s average daily net assets. The Board agreed that PI should not discontinue the existing cap on Fund expenses. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the

Dryden Total Return Bond Fund, Inc.

Approval of Advisory Agreements (continued)

methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	17.55%	4.35%	5.50%	—
Class B	17.59	4.49	5.32	—
Class C	21.51	4.80	5.48	—
Class L	17.68	N/A	N/A	4.58% (3/5/07)
Class M	16.29	N/A	N/A	4.51 (3/5/07)
Class R	22.74	N/A	N/A	6.91 (1/14/08)
Class X	17.26	N/A	N/A	5.47 (3/5/07)
Class Z	23.35	5.55	6.24	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/09
	One Year	Five Years	Ten Years	Since Inception
Class A	23.09%	5.31%	5.99%	—
Class B	22.59	4.66	5.32	—
Class C	22.51	4.80	5.48	—
Class L	22.90	N/A	N/A	6.30% (3/5/07)
Class M	22.29	N/A	N/A	5.89 (3/5/07)
Class R	22.74	N/A	N/A	6.91 (1/14/08)
Class X	23.26	N/A	N/A	6.83 (3/5/07)
Class Z	23.35	5.55	6.24	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment

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will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50%. Gross operating expenses: Class A, 1.12%; Class B, 1.82%; Class C, 1.82%; Class L, 1.32%; Class M, 1.82%; Class R, 1.57%; Class X, 1.82%; Class Z, 0.82%. Net operating expenses apply to: Class A, 0.85%; Class B, 1.60%; Class C, 1.35%; Class L, 1.10%; Class M, 1.60%; Class R, 1.10%; Class X, 1.60%; Class Z, 0.60%, after contractual reduction. The contractual reduction is through 2/28/2011.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 years of returns.

The graph compares a $10,000 investment in the Dryden Total Return Bond Fund, Inc. (Class A shares) with a similar investment in the Barclays Capital U.S. Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 1999) and the account values at the end of the current fiscal year (October 31, 2009), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through October 31, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of taxable bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 4.50%, and 4.25%, respectively, a 12b-1 fee of up to 0.30% and 0.50%, respectively annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a

Dryden Total Return Bond Fund, Inc.

quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of up to 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 6% and a 12b-1 fee of up to 1%. The CDSC for Class M and Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland •
Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Street New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Total Return Bond Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Total Return Bond Fund, Inc.
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PDBAX	PRDBX	PDBCX	DTRLX	DTRMX	DTBRX	N/A	PDBZX
CUSIP	262492101	262492200	262492309	262492507	262492606	262492804	262492705	262492408

MF166E    0168445-00001-00

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2009 and October 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $42,329 and $42,329, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended October 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $1,558 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended October 31, 2008.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Total Return Bond Fund, Inc.

By (Signature and Title)*	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date December 22, 2009

By (Signature and Title)*	/S/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date December 22, 2009

*	Print the name and title of each signing officer under his or her signature.